As filed with the Securities and Exchange Commission on August 31, 2018

1933 Act Registration File No. 333-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[      ] Pre-Effective Amendment No. ___
[      ] Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100
Gene L. Needles, Jr., President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: A Class, C Class, Y Class, Institutional Class and Investor Class shares of American Beacon TwentyFour Strategic Income Fund, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Questions and Answers
Part A - Combined Information Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibit Index

AMERICAN BEACON FUNDS
 American Beacon Flexible Bond Fund
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

[…], 2018
Dear Shareholders:
At a meeting held on August 22, 2018, the Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”) approved a proposal to reorganize the American Beacon Flexible Bond Fund (the “Target Fund”) into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), each a series of the Trust (the “Reorganization”).
American Beacon Advisors, Inc. (the “Manager”), the Funds’ investment adviser, has proposed the Reorganization in order to consolidate funds of the Trust that are similar investment products under the same management. On August 31, 2018, TwentyFour Asset Management (US) LP (“TwentyFour”) became a sub-advisor to the Target Fund and the Target Fund’s investment strategies were changed to be consistent with those of the Acquiring Fund.  Thereafter, the other sub-advisors to the Target Fund began an orderly disposition of the Target Fund’s portfolio securities and transferred sales proceeds to TwentyFour in anticipation of TwentyFour assuming management responsibilities for the Target Fund’s entire portfolio. On October 1, 2018, TwentyFour became the sole sub-advisor to the Target Fund.  This process is referred to herein as the “Transition.”  As a result of the Transition, the investment objective, strategies and policies of both funds are now similar, the same portfolio management team at TwentyFour manages both Funds, and the Target Fund’s investment portfolio is substantially similar to the Acquiring Fund’s investment portfolio.
The Board has determined that the Reorganization would benefit Target Fund shareholders for several reasons, including:
1.
Similarity of the Funds.  The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another fixed income fund with similar investment objectives and investment strategies that is managed by the same manager and sub-advisor;

2.
Lower Fees and Expenses.  Shareholders of each share class of the Target Fund will benefit from lower fees and expenses after both the Transition and the Reorganization.  In addition, after the Reorganization, taking into account the contractual expense cap limitations currently in place for the Acquiring Fund through at least October 28, 2019,  Target Fund shareholders will immediately realize reductions in annual fund operating expenses in the amounts of 0.18% for A Class shares, 0.18% for C Class shares, 0.18% for Y Class shares, 0.19% for Institutional Class shares, and 0.19% for Investor Class shares; and

3.
More Efficient Use of Management Resources.  Combining the funds would allow the Manager and TwentyFour to concentrate their management resources on a single combined fund which could benefit the combined fund and lead to greater operational efficiencies.

The Reorganization will take effect on or about November 16, 2018.  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.  At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring Fund, by receiving shares of the same share class of the Acquiring Fund with the same aggregate value of the Acquiring Fund as the shareholder’s investment in the Target Fund.
The Reorganization is designed to qualify as a tax-free reorganization, so you will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganization.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.
Detailed information about the Reorganization is contained in the enclosed materials.  Please read the materials carefully.  If you have any questions regarding the Reorganization, please do not hesitate to call American Beacon at 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Respectfully,
[XX]
Gene L. Needles, Jr. President American Beacon Funds

AMERICAN BEACON FUNDS
American Beacon Flexible Bond Fund

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
QUESTIONS AND ANSWERS

This is a brief overview of the Reorganization.  We encourage you to read the full text of the attached Combined Information Statement and Prospectus for more information.
Question:  What is this document and why did you send it to me?
Answer:  The Board of Trustees (“Board”) of American Beacon Funds (“Trust”) has approved the reorganization of the American Beacon Flexible Bond Fund (the “Target Fund”) into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), each a series of the Trust (the “Reorganization”).  The Reorganization will result in shareholders of the Target Fund becoming shareholders of the Acquiring Fund.  Each of the Acquiring Fund and Target Fund is referred to individually as a “Fund” and collectively as the “Funds.”
You are receiving this document because, as of September 28, 2018, you were a shareholder of a Target Fund.  Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is consummated, which is currently scheduled to take place on or about November 16, 2018 (“Closing Date”). No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
The accompanying document is an Information Statement for the Target Fund and Prospectus for the Acquiring Fund (“Information Statement”).  This Information Statement contains information the shareholders of the Target Fund should know prior to the Reorganization.  You should retain this document for future reference.
Question:  What is the purpose of the Reorganization?
Answer:  American Beacon Advisors, Inc. (the “Manager”), the Funds’ investment adviser, has proposed the Reorganization in order to consolidate funds of the Trust that are similar investment products under the same management. On August 31, 2018, TwentyFour Asset Management (US) LP (“TwentyFour”) became a sub-advisor to the Target Fund and the Target Fund’s investment strategies were changed to be consistent with those of the Acquiring Fund.  Thereafter, the other sub-advisors to the Target Fund began an orderly disposition of the Target Fund’s portfolio securities and transferred sales proceeds to TwentyFour in anticipation of TwentyFour assuming management responsibilities for the Target Fund’s entire portfolio. On October 1, 2018, TwentyFour became the sole sub-advisor to the Target Fund.  This process is referred to herein as the “Transition.”  As a result of the Transition, the investment objective, strategies and policies of both funds are now similar, the same portfolio management team at TwentyFour manages both Funds, and the Target Fund’s investment portfolio is substantially similar to the Acquiring Fund’s investment portfolio.

The Board of the Trust (“Board”) has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:
1.
Similarity of the Funds.  The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through another fixed income fund with similar investment objectives and investment strategies that is managed by the same manager and sub-advisor;

2.
Lower Fees and Expenses.  Shareholders of each share class of the Target Fund will benefit from lower fees and expenses after both the Transition and the Reorganization.  In addition, after the Reorganization, taking into account the contractual expense cap limitations currently in place for the Acquiring Fund through at least October 28, 2019,  Target Fund shareholders will immediately realize reductions in annual fund operating expenses in the amounts of 0.18% for A Class shares, 0.18% for C Class shares, 0.18% for Y Class shares, 0.19% for Institutional Class shares, and 0.19% for Investor Class shares; and

3.
More Efficient Use of Management Resources.  Combining the Funds would allow the Manager and TwentyFour to concentrate their management resources on a single combined fund which could benefit the combined fund and lead to greater operational efficiencies.

Question:  How will the Reorganization work?
Answer:  The Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  As of the close of business on the Closing Date, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as their shares in the Target Fund immediately prior to the Reorganization, as set forth below:
American Beacon Flexible Bond Fund		American Beacon TwentyFour Strategic Income Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

Please refer to the Information Statement for a detailed explanation of the Plan.
Question:  How will the Reorganization affect me as a shareholder?
Answer:  You will become a shareholder of the Acquiring Fund. The Reorganization will not affect the value of your investment at the time of the Reorganization.  The shares of the Acquiring Fund that you receive will be of the same share class as shares you hold in the Target Fund and have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date. It is likely, however, that the number of Acquiring Fund shares you own will differ because your Target Fund shares will be exchanged at the net asset value (“NAV”) per share of each class of shares of the Acquiring Fund, which is likely to be different from the NAV per share of the same class of shares of the Target Fund on the Closing Date.
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Question:  Will the service providers to the Target Fund change following the Reorganization?
Answer:  With the exception of the Funds’ auditors, both Funds use the same service providers. The Target Fund and the Acquiring Fund each currently retain the Manager as its manager and administrator, TwentyFour as its Sub-Advisor, Resolute Investment Distributors, Inc. (“RID”) as its distributor and principal underwriter, State Street Bank and Trust Company (“State Street”) as its custodian, and DST Asset Manager Solutions, Inc., as its transfer agent and dividend paying agent. The Target Fund’s auditor is Ernst & Young LLP while the Acquiring Fund’s auditor is PricewaterhouseCoopers LLP.  The Acquiring Fund will continue to retain its service providers after the Reorganization.
Question:  Do the portfolio managers who manage a Target Fund also manage the Acquiring Fund?
Answer:  Yes.  The same portfolio management team at TwentyFour manages both Funds and after the Reorganization the same portfolio management team will continue to serve as the portfolio managers of the Acquiring Fund.
Question:  How is the Target Fund different from the Acquiring Fund?
Answer:  Effective August 31, 2018, and in connection with the appointment of TwentyFour as sub-advisor to the Target Fund, the Target Fund’s investment strategies were changed to be consistent with those of the Acquiring Fund.  The Target Fund and the Acquiring Fund currently have similar investment objectives, strategies and policies.  The investment objective of the Target Fund is to seek to provide a positive total return regardless of market conditions, while the investment objective of the Acquiring Fund is to seek high current income and, secondarily, capital appreciation.
Both Funds invest principally in fixed income securities and derivatives that provide exposure to fixed income securities.  The Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowing for investment purposes, in fixed income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments.  Similarly, under normal circumstances, the Acquiring Fund invests primarily in fixed income securities and derivatives that provide exposure to fixed income securities.
The Target Fund may invest up to 40% of its total assets in high yield securities and maintains a weighted average credit quality of investment grade under normal market conditions, while there are no restrictions on the Acquiring Fund’s ability to invest in high yield securities.  The Target Fund’s weighted average portfolio duration may range from negative 5 years to 8 years.  While there are no restrictions on the Acquiring Fund’s weighted average portfolio duration, it is not expected to be negative at any time.  In practice, the weighted average portfolio duration of the Target Fund and Acquiring Fund typically has ranged from 0 to 3 years.  Additionally, the Target Fund uses foreign currency exposure for investment as compared to the Acquiring Fund, which uses foreign currency exposure for hedging purposes.  Although neither Fund is subject to restrictions on the number of holdings in its portfolio, historically, the Target Fund has held approximately 500 positions, while the Acquiring Fund has held approximately 100 positions.
The Target Fund and the Acquiring Fund generally invest in the same types of fixed income securities and derivatives, and both Funds may invest in equity securities. The Target Fund’s principal investment strategy specifically includes investments in common stock, municipal securities, loan participations, warrants, commercial paper, repurchase agreements, reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, while the Acquiring Fund’s principal investment strategy does not.  In addition, the Target may invest in futures contracts as a cash management strategy, while use of futures contracts is not a cash management strategy of the Acquiring
3

Fund.  The Target Fund’s principal investment strategy also states explicitly that the Target Fund may invest in companies of all market capitalizations and that its investment approach is flexible.  While this is not explicitly stated in the Acquiring Fund’s principal investment strategy, the Acquiring Fund also may invest in issuers of all market capitalizations and its investment strategy is flexible.  The Acquiring Fund’s principal investment strategy specifically includes investments in exchange traded funds, which are not discussed in the principal investment strategies of the Target Fund.
The differences in the Funds’ investment strategies result in slightly different risk profiles for the Funds with the Acquiring Fund having exposure to the risks associated with investments in exchange traded funds, and the Target Fund having exposure to the risks associated with investments in common stock, warrants, municipal securities, inflation index linked securities, repurchase agreements and reverse repurchase agreements.
Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?
Answer:  The table below reflects the total annual fund operating expenses for the Target Fund as of February 28, 2018 and the Acquiring Fund as of June 30, 2018.  The Target Fund’s expenses after the Transition are estimated based on the expected management fee reduction in connection with the Transition.
As reflected below, the total fund operating expense ratio for each operational share class of the Acquiring Fund is higher than the total fund operating expense ratio of each corresponding share class of the Target Fund before and after the Transition.  A fee waiver and expense reimbursement agreement is in effect through October 28, 2019 for the Target Fund and the Acquiring Fund.  After applicable fee waivers, the net annual operating expense ratio for each operational share class of the Acquiring Fund is lower than the net annual operating expense ratio for each corresponding share class of the Target Fund.  After giving effect to the Reorganization, the pro forma total annual fund operating expense ratios of the Acquiring Fund are expected to be equal to the Target Fund’s total annual fund operating expense ratios after the Transition for Investor Class shares and slightly lower for A Class, C Class, Y Class and Institutional Class shares.  Additionally, the pro forma total annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be lower than the total annual fund operating expense ratio of each corresponding share class of the Acquiring Fund prior to the Reorganization, and the net annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be the same.  Thus, after fee waivers and expense reimbursements, Target Fund shareholders will realize reductions in annual fund operating expenses in the amounts of 0.18% for A Class shares, 0.18% for C Class shares, 0.18% for Y Class shares, 0.19% for Institutional Class shares, and 0.19% for Investor Class shares.
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Class (a)	Flexible Bond Fund (c)			TwentyFour Fund		TwentyFour Cap Fund (Pro Forma)
	Total Annual Fund Operating Expenses before the Transition	Total Annual Fund Operating Expenses (after the Transition) (b)	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement
A Class	1.57%	1.39%	1.30%	N/A	N/A	1.36%	1.12%
C Class	2.28%	2.09%	2.05%	N/A	N/A	2.06%	1.87%
Y Class	1.24%	1.06%	1.00%	1.78%	0.82%	1.02%	0.82%
Institutional Class	1.16%	0.98%	0.91%	1.74%	0.72%	0.95%	0.72%
Investor Class	1.42%	1.24%	1.28%	2.16%	1.09%	1.23%	1.09%

________________________________________________________________
(a) See “Comparison of Fees and Expenses” in the Information Statement for more information on the operating expenses of each class of shares.
(b) This reflects the restatement of the Target Fund’s Management Fees to reflect that TwentyFour became the sole sub-advisor to the Target Fund.
(c) Expense ratios for the Target Fund include acquired fund fees and expenses of 0.01%.  As of June 30, 2018, the Acquiring Fund did not have acquired fund fees and expenses.

Pursuant to the fee waiver and expense reimbursement agreement in effect for the Target Fund, the Manager has agreed to waive fees and/or reimburse expenses of each class of the Fund’s shares through October 28, 2019 to the extent that total fund operating expenses exceed 1.29% for the A Class shares, 2.04% for the C Class shares, 0.99% for the Y Class shares, 0.90% for the Institutional Class shares and 1.27% for the Investor Class shares.  Pursuant to the fee waiver and expense reimbursement agreement in effect for the Acquiring Fund, the Manager has agreed to waive fees and/or reimburse expenses of each class of the Fund’s shares through October 28, 2019, to the extent that total fund operating expenses exceed 1.12% for the A Class shares, 1.87% for the C Class shares, 0.82% for the Y Class shares, 0.72% for the Institutional Class shares, and 1.09% for the Investor Class shares.  With respect to each Fund, the fee waiver and expense reimbursement agreement excludes taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation and other extraordinary expenses.
At current asset levels, both Funds pay the same effective management fee rate to the Manager and investment advisory fee rate to TwentyFour.  However, the Acquiring Fund’s management fee rate schedule includes more breakpoints at lower asset levels than the Target Fund’s fee rate schedule, which could result in the Acquiring Fund paying lower management fees over time if assets increase.
5

Question:  Has the realignment of the Target Fund’s portfolio prior to the Transition caused the Target Fund to bear transaction costs or resulted in any federal income tax liability for the Target Fund or its shareholders?
Answer:  Trading costs of $[   ] were borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018.  [Because the realignment of the Target Fund’s portfolio resulted in a net realized capital loss, there were no adverse federal income tax consequences to shareholders of the Target Fund.  In addition, as of June 30, 2018, the Target Fund had unused capital loss carryforwards of $15.2 million.  Therefore, had the Target Fund recognized a net realized capital gain as a result of the realignment, such capital loss carry forwards would have been used to offset that gain.]
Question:  Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
Answer:  We expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, confirming this position.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) in connection with the Reorganization?
Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question:   Will I need to open an account in the Acquiring Fund prior to the Reorganization?

Answer:   No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the share class(es) of shares of the Acquiring Fund that will be exchanged for Target Fund shares.  You will receive confirmation of this transaction following the Reorganization.

Question:   Can I still purchase and redeem shares of the Target Fund until the Reorganization?

Answer:  You may continue to purchase and redeem shares of the Target Fund until the Closing Date of the Reorganization.  Purchase or redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the purchase or redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

Question:   What if I want to exchange my shares into another American Beacon Fund prior to the Reorganization?

Answer:   You may exchange your shares into another fund in the American Beacon Fund until the Closing Date in accordance with your existing exchange privileges.  If you choose to exchange your shares of the Target Fund for another fund, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-advantaged account, such as a 401(k) plan or individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and CDSCs.

6

Question:  Who is paying for expenses related to the Reorganization?

Answer:  The Manager will pay the direct expenses associated with the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, which are expected to be approximately $150,000.  However, this figure does not include the trading costs of $[   ] that were borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018.  The Manager does not anticipate any material indirect costs associated with the Reorganization, but such indirect costs will be borne by the Target Fund and the Acquiring Fund.  However, such indirect costs would be subject to the Funds’ fee waiver and expense reimbursement agreements.  As the Funds’ operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in their respective fee waiver and expense reimbursement agreements, it is expected that the Manager ultimately would bear the indirect expenses of the Reorganization.
Question:  Who do I call if I have questions?
Answer: If you have any questions regarding the Reorganization, please contact American Beacon, toll-free at 1-800-658-5811.  Institutional shareholders should call 1-800-967-9009.
7

The information in this combined information statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined information statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED INFORMATION STATEMENT AND PROSPECTUS

For the Reorganization of

American Beacon Flexible Bond Fund,
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
Into

American Beacon TwentyFour Strategic Income Fund,
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

[…], 2018

INFORMATION STATEMENT
for
AMERICAN BEACON FLEXIBLE BOND FUND,
 a series of American Beacon Funds
and
PROSPECTUS
for
AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND,
 a series of American Beacon Funds
[…], 2018
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
_________________________________________
This Combined Information Statement and Prospectus (“Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganization (the “Reorganization”) of the American Beacon Flexible Bond Fund (“Flexible Bond Fund”) into the American Beacon TwentyFour Strategic Income Fund (“TwentyFour Strategic Income Fund”), each a series of American Beacon Funds (the “Trust”).  The Flexible Bond Fund is referred to herein as the “Target Fund” and the TwentyFour Strategic Income Fund is referred to herein as the “Acquiring Fund.”   Each of the Acquiring Fund and Target Fund is referred to individually as a “Fund” and collectively the Acquiring Fund and the Target Fund are referred to as the “Funds.”
You are receiving this document because, as of September 28, 2018, you were a shareholder of the Target Fund.  Upon completion of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.  Target Fund shareholders will receive shares of the Acquiring Fund with an aggregate value equal to the aggregate value of the share class of Target Fund shares that they hold as of the close of business on the day the Reorganization are completed.  After the Reorganization is completed, the Target Fund will be terminated.
This Information Statement sets forth important information that you should know regarding the Reorganization.  You should read and retain this Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:
•	Statement of Additional Information to this Information Statement, dated […], 2018;
•
Prospectus and Statement of Additional Information of the Trust with respect to the Target Fund, dated December 29, 2017, as supplemented, and with respect to the Acquiring Fund dated October 27, 2017 (File Nos. 033-11387 and 811-04984); and

•
Annual Report to Shareholders of the Trust with respect to the Target Fund for the fiscal year ended August 31, 2017, Semi-Annual Report to Shareholders of the Trust with respect to the Target Fund for the period ended February 28, 2018, and Annual Report to Shareholders of the Trust with respect to the Acquiring Fund for the fiscal year ended June 30, 2018.

The Funds’ Annual Reports for the fiscal years ended August 31, 2017 and June 30, 2017, containing audited financial statements, and the Target Fund’s Semi-Annual Report for the period ended February 28, 2018, have been previously mailed to shareholders. Copies of the documents listed above are available upon request and without charge by writing to the Trust or by calling (toll-free) at 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Information Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.
We are not asking you for a proxy and you are requested not to send us a proxy.

TABLE OF CONTENTS
OVERVIEW OF THE PROPOSED REORGANIZATION	1

REORGANIZATION OF THE AMERICAN BEACON FLEXIBLE BOND FUND INTO THE AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND	1

Considerations Regarding the Reorganization	1
Comparison of Fees and Expenses	4
Example of Fund Expenses	10
Portfolio Turnover	10
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	11
Comparison of Principal Risks	17
Comparison of the Funds’ Investment Restrictions and Limitations	36
Comparative Performance Information	39
Capitalization	40

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	41

Plan of Reorganization and Termination	41
Description of Acquiring Fund Shares	43
Board Considerations	43
Federal Income Tax Consequences	47
Form of Organization and Shareholder Rights	49
Comparison of Distribution and Purchase, Redemption and Exchange Procedures	50

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	51

Manager and Sub-Advisor	51
Other Service Providers	54
Tax Considerations	54
Payments to Broker-Dealers and Other Financial Intermediaries	54

OTHER INFORMATION	54

“Householding”	54
Legal Matters	54
Information Filed with the SEC	55

APPENDIX A FORM OF PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B OUTSTANDING SHARES AND OWNERSHIP OF SHARES	B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND	C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE FUNDS	D-1

OVERVIEW OF THE PROPOSED REORGANIZATION
The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a the form of which is attached hereto as Appendix A.
American Beacon Advisors, Inc. (the”Manager” or “AmBeacon”), the Funds’ investment adviser, proposed, and the Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, approved the reorganization of the Target Fund into the Acquiring Fund pursuant to the Reorganization Plan (the “Reorganization”).  The Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  See “Board Considerations” below for further information.
The Reorganization will take effect on or about November 16, 2018 (“Closing Date”).  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
The Reorganization will have three primary steps:
•
First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities;

•	Second, the Target Fund will distribute those shares pro rata to its shareholders in exchange for their shares therein and in complete liquidation thereof; and
•	Third, the Target Fund will be liquidated (which will be treated as a complete liquidation of the Target Fund for federal tax purposes, within the meaning of applicable regulations).
The Reorganization Plan provides for the transfer of the Target Fund’s assets, the assumption of its liabilities, the distribution of the Acquiring Fund’s shares, and liquidation of the Target Fund.  The Acquiring Fund shares issued in connection with the Reorganization will have an aggregate value equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes.  Immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund equal in value to the Target Fund’s shares that the shareholder held immediately prior to the Reorganization.  Shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund that they hold in the Target Fund, as set forth below:
Target Fund		Acquiring Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

You will not incur any sales loads, commissions or other transactional fees as a result of the Reorganization.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax
1

Consequences of the Reorganizations” below for further information.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
2

REORGANIZATION OF THE AMERICAN BEACON FLEXIBLE BOND FUND INTO THE AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND
Considerations Regarding the Reorganization
Please note the following information relevant to the Reorganization:

•
Effective August 31, 2018, and in connection with the appointment of TwentyFour as a sub-advisor to the Target Fund, the Target Fund’s investment strategies were changed to be consistent with those of the Acquiring Fund.  The Target Fund and the Acquiring Fund currently have similar investment objectives, strategies and policies.

•
As of September 4, 2018, the other sub-advisors to the Target Fund began an orderly disposition of the Target Fund’s portfolio securities and transferred sales proceeds to TwentyFour in anticipation of TwentyFour assuming management responsibilities for the Target Fund’s entire portfolio.  On October 1, 2018, TwentyFour became the sole sub-advisor to the Target Fund.  This process is referred to herein as the “Transition.”

•
The investment objective of the Target Fund is to seek to provide a positive total return regardless of market conditions, while the investment objective of the Acquiring Fund is to seek high current income and, secondarily, capital appreciation.

•
Both Funds invest principally in fixed income securities and derivatives that provide exposure to fixed income securities.  The Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowing for investment purposes, in fixed income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments.  Similarly, under normal circumstances, the Acquiring Fund invests primarily in fixed income securities and derivatives that provide exposure to fixed income securities.

•
The Target Fund may invest up to 40% of its total assets in high yield securities and maintains a weighted average credit quality of investment grade under normal market conditions, while there are no restrictions on the Acquiring Fund’s ability to invest in high yield securities.  The Target Fund’s weighted average portfolio duration may range from negative 5 years to 8 years.  While there are no restrictions on the Acquiring Fund’s weighted average portfolio duration, it is not expected to be negative at any time.  In practice, the weighted average portfolio duration of the Target Fund and Acquiring Fund typically has ranged from 0 to 3 years.  Additionally, the Target Fund uses foreign currency exposure for investment as compared to the Acquiring Fund, which uses foreign currency exposure for hedging purposes.  Although neither Fund is subject to restrictions on the number of holdings in its portfolio, historically, the Target Fund has held approximately 500 positions, while the Acquiring Fund has held approximately 100 positions.

The Target Fund and the Acquiring Fund generally invest in the same types of fixed income securities and derivatives, and both Funds may invest in equity securities. The Target Fund’s principal investment strategy specifically includes investments in common stock, municipal securities, loan participations, warrants, commercial paper, repurchase agreements, reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, while the Acquiring Fund’s principal investment strategy does not.  In addition, the Target may invest in futures contracts as a cash management strategy, while use of futures contracts is not a cash management strategy of the Acquiring Fund.  The Target Fund’s principal investment strategy also states explicitly that the Target Fund may invest in companies of all market capitalizations and that its investment approach is flexible.  While this is not explicitly stated in the Acquiring Fund’s principal investment strategy, the Acquiring Fund also may invest in issuers of all market capitalizations and its investment strategy is flexible.  The Acquiring Fund’s principal investment strategy specifically includes investments in exchange traded funds, which are not discussed in the principal investment strategies of the Target Fund.
•
The differences in the Funds’ investment strategies result in slightly different risk profiles for the Funds with the Acquiring Fund having exposure to the risks associated with investments in exchange traded funds, and the Target Fund having exposure to the risks associated with investments in common stock, warrants, municipal securities, inflation index linked securities, repurchase agreements and reverse repurchase agreements.  After the Reorganization, the Acquiring Fund will continue to pursue its current principal investment strategies.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risks” below for further information.

•	There are no material differences between the Funds’ fundamental investment restrictions. See “Comparison of Investment Policies” below for further information.
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparison of Fees and Expenses” below, after the Transition the total fund operating expense ratio for each operational share class of the Acquiring Fund is higher than the total fund operating expense ratio of each corresponding share class of the Target Fund before and after the Transition.  A fee waiver and expense reimbursement agreement is in effect through October 28, 2019 for the Target Fund and the Acquiring Fund. After applicable fee waivers, the net annual operating expense ratio for each operational share class of the Acquiring Fund is lower than the net annual operating expense ratio for each corresponding share class of the Target Fund.  After giving effect to the Reorganization, the pro forma total annual fund operating expense ratios of the Acquiring Fund are expected to be equal to the Target Fund’s total annual fund operating expense ratios after the Transition for Investor Class shares and slightly lower for A Class, C Class, Y Class and Institutional Class shares.  Additionally, the pro forma total annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be lower than the total annual fund operating expense ratio of each corresponding share class of the Acquiring Fund prior to the Reorganization, and the net annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be the same.  Thus, after fee waivers and expense reimbursements, Target Fund shareholders will realize reductions in annual fund operating expenses in the amounts of 0.18% for A Class shares, 0.18% for C Class shares, 0.18% for Y Class shares, 0.19% for Institutional Class shares, and 0.19% for Investor Class shares.

•
Pursuant to the expense waiver and reimbursement agreement in effect for the Target Fund through October 28, 2019, the Manager has agreed to waive fees and/or reimburse expenses of the Fund’s share classes to the extent that total fund operating expenses exceed 1.29% for the A Class shares, 2.04% for the C Class shares, 0.99% for the Y Class shares, 0.90% for the Institutional Class shares and 1.27% for the Investor Class shares.  Pursuant to the expense waiver and reimbursement agreement in effect for the Acquiring Fund through October 28, 2019, the Manager has agreed to waive fees and/or reimburse expenses of the Fund’ share classes to the extent that total fund operating expenses exceed 1.12% for the A Class shares, 1.87% for the C Class, 0.82% for the Y Class shares, 0.72% for the Institutional Class shares, and 1.09% for the Investor Class shares.  With respect to each Fund, the fee waiver and expense reimbursement agreement excludes taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation and other extraordinary expenses.  The net expenses of the Target Fund’s and Acquiring Fund’s share classes could increase after October 28, 2019, if the Manager does not continue to reduce and/or reimburse expenses to maintain the fee waiver and expense reimbursement agreements on their current terms.  The Manager currently intends to recommend to the Board the continuation of the Acquiring Fund’s fee waiver and expense reimbursement agreement for the foreseeable future.

•
At current asset levels, both Funds pay the same management fee rate to AmBeacon and investment advisory fee rate to TwentyFour.  However, the Acquiring Fund’s contractual management fee rate schedule includes more breakpoints at lower asset levels than the Target Fund’s contractual management fee rate schedule, which could result in the Acquiring Fund paying lower management fees over time if assets increase.  The Target Fund’s annualized contractual management fee rate based on the Target Fund’s average daily net assets is 0.35% on the first $15 billion, 0.325% on the next $15 billion, and 0.30% on assets over $30 billion, while the Acquiring Fund’s annualized contractual management fee rate based on the Acquiring Fund’s average daily net assets is 0.35% on the first $5 billion, 0.325% on the next $5 billion, 0.30% on the next $10 billion and 0.275% on assets over $20 billion.  The Funds’ investment advisory fee rate schedule is the same.  The annualized contractual investment advisory fee rate for each Fund based on their respective average daily net assets is 0.32% on the first $1 billion and 0.27% on assets over $1 billion.

•
The Target Fund assesses a maximum front-end sales charge of 4.75% on purchase of A Class shares, whereas the Acquiring Fund assesses a maximum front-end sales charge of 3.75% on purchases of A Class shares. Each Fund assesses a contingent deferred sales charge (“CDSC”) of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or in part within 18 months of purchase.  Both Funds also assesses a CDSC of 1.00% on sales of C Class shares redeemed within 12 months of purchase.  Neither the Target Fund nor the Acquiring Fund assess a front-end sales charge or CDSC on purchases or sales of Y Class, Institutional Class or Investor Class shares.  Both Funds assess an annual maintenance fee of $15.00 on a traditional individual retirement account (“IRA”) or Roth IRA.  See “Comparative Fee and Expense Tables” below for further information.

•
The Manager serves as the investment adviser and administrator for both the Target Fund and the Acquiring Fund.  In addition, TwentyFour serves as the sub-advisor to both the Funds.  The Target Fund and the Acquiring Fund are advised by the same portfolio management team at TwentyFour.  For each Fund, the Manager may invest the portion of the Fund’s assets that TwentyFour determines to be allocated to short-term investments.  Currently, Resolute Investment Distributors, Inc. (“RID”), which serves as the distributor and principal underwriter of the Target Fund’s shares, also serves as the distributor and principal underwriter for the Acquiring Fund.  State Street Bank and Trust Company (“State Street”) serves as custodian and DST Asset Manager Solutions, Inc. as transfer agent and dividend paying agent for both Funds.  The Target Fund’s auditor is Ernst & Young LLP while the Acquiring Fund’s auditor is PricewaterhouseCoopers, LLP.  The Acquiring Fund will continue to retain its service providers after the Reorganization

•
The Acquiring Fund commenced operations on April 3, 2017.  Therefore, comparative performance information is not yet available for a full calendar year.  No assurances may be given that the combined Fund will achieve any level of performance after the Reorganization.

•
Trading costs of $[   ] were borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018.  [Because the realignment of the Target Fund’s portfolio resulted in a net realized capital loss, there were no adverse federal income tax consequences to shareholders of the Target Fund.  In addition, as of June 30, 2018, the Target Fund had unused capital loss carryforwards of $15.2 million.  Therefore, had the Target Fund recognized a net realized capital gain as a result of the realignment, such capital loss carry forwards would have been used to offset that gain.

•
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  The Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

•
The Manager will pay the direct expenses associated with the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, which are expected to be approximately $150,000.  However, this figure does not include the trading costs of $[ ] that were borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018.  The Manager does not anticipate any material indirect costs associated with the Reorganization, but such indirect costs will be borne by the Target Fund and the Acquiring Fund.  However, such indirect costs would be subject to the Funds’ fee waiver and expense reimbursement agreements.  As the Funds’ operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in their respective fee waiver and expense reimbursement agreements, it is expected that the Manager ultimately would bear the indirect expenses of the Reorganization.

Comparison of Fees and Expenses
The tables below describe the fees and expenses of the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund and the Acquiring Fund, and the pro forma fees and expenses that you may pay if you buy and hold A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund after the Reorganization.  Expenses for the Target Fund and the Acquiring Fund (each sometimes referred to herein as a “Fund”) are based on their operating expenses for the periods ended February 28, 2018 and June 30, 2018, respectively, except as noted below.  The pro forma fees and expenses for the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the period ended June 30, 2018.

Fees and Expenses	Target Fund A Class Shares	Acquiring Fund A Class Shares[1]	Acquiring Fund A Class Shares (Pro forma)

Shareholder Fees(fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	N/A	3.75%
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds) [2]	0.50%	N/A	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[3]	0.67%	N/A	0.67%
Distribution (12b-1) Fees	0.25%	N/A	0.25%
Other Expenses[4]	0.46%	N/A	0.44%
Acquired Fund Fees and Expenses[4]	0.01%	N/A	0.00%
Total Annual Fund Operating Expenses[5]	1.39%	N/A	1.36%
Fee Waiver and Expense Reimbursement[6,7]	(0.09)%	N/A	(0.24)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.30%	N/A	1.12%

[1]	A Class shares of the Acquiring Fund are being created for the purposes of implementing the Reorganization and are not currently offered for sale.
[2]	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[3]	The Target Fund’s Management Fees have been restated to reflect current fees.
[4]	Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund’s A Class shares are based on estimated expenses for the current fiscal year.
[5]
The Total Annual Fund Operating Expenses of the Target Fund do not correlate to the ratio of expenses to average net assets provided in the Target Fund’s Financial Highlights table, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

[6]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s A Class shares through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[7]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s A Class shares through October 28, 2019, to the extent that Total Annual Fund Operating Expenses exceed 1.12% for the A Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund

Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund C Class Shares	Acquiring Fund C Class Shares[1]	Acquiring Fund C Class Shares (Pro forma)

Shareholder Fees(fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	N/A	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00%	N/A	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.67%	N/A	0.67%
Distribution (12b-1) Fees	1.00%	N/A	1.00%
Other Expenses[3]	0.41%	N/A	0.39%
Acquired Fund Fees and Expenses[3]	0.01%	N/A	0.00%
Total Annual Fund Operating Expenses[4]	2.09%	N/A	2.06%
Fee Waiver and Expense Reimbursement[5,6]	(0.04)%	N/A	(0.19)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	2.05%	N/A	1.87%

[1]	C Class shares of the Acquiring Fund are being created for the purposes of implementing the Reorganization and are not currently offered for sale.
[2]	The Target Fund’s Management Fees have been restated to reflect current fees.
[3]	Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund’s C Class shares are based on estimated expenses for the current fiscal year.
[4]
The Total Annual Fund Operating Expenses of the Target Fund do not correlate to the ratio of expenses to average net assets provided in the Target Fund’s Financial Highlights table, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

[5]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s C Class shares through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 2.04% for the C Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[6]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s C Class shares through October 28, 2019, to the extent that Total Annual Fund Operating Expenses exceed 1.87% for the C Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund

Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Fees and Expenses	Target Fund Y Class Shares	Acquiring Fund Y Class Shares	Acquiring Fund Y Class Shares (Pro forma)

Shareholder Fees(fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.38%	1.11%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	1.06%	1.78%	1.02%
Fee Waiver and Expense Reimbursement[3,4]	(0.06)%	(0.96)%	(0.20)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.00%	0.82%	0.82%

[1]	The Target Fund’s Management Fees have been restated to reflect current fees.
[2]
The Total Annual Fund Operating Expenses of the Target Fund do not correlate to the ratio of expenses to average net assets provided in the Target Fund’s Financial Highlights table, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s Y Class shares through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.99% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund’s Board. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class shares through October 28, 2019, to the extent that Total Annual Fund Operating Expenses exceed 0.82% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund Institutional Class Shares	Acquiring Fund Institutional Class Shares	Acquiring Fund Institutional Class Shares (Pro forma)

Shareholder Fees(fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.30%	1.07%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	0.98%	1.74%	0.95%
Fee Waiver and Expense Reimbursement[3,4]	(0.07)%	(1.02)%	(0.23)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.91%	0.72%	0.72%

[1]	The Target Fund’s Management Fees have been restated to reflect current fees.
[2]
The Total Annual Fund Operating Expenses of the Target Fund do not correlate to the ratio of expenses to average net assets provided in the Target Fund’s Financial Highlights table, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

[2]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s Institutional Class shares through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.90% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Institutional Class shares through October 28, 2019, to the extent that Total Annual Fund Operating Expenses exceed 0.72% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund Investor Class Shares	Acquiring Fund Investor Class Shares	Acquiring Fund Investor Class Shares (Pro forma)

Shareholder Fees(fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.56%	1.49%	0.56%
Acquired Fund Fees and Expenses	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	1.24%	2.16%	1.23%
Fee Waiver and Expense Reimbursement[3,4]	0.04%	(1.07)%	(0.14)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.28%	1.09%	1.09%

[1]	The Target Fund’s Management Fees have been restated to reflect current fees.
[2]
The Total Annual Fund Operating Expenses of the Target Fund do not correlate to the ratio of expenses to average net assets provided in the Target Fund’s Financial Highlights table, which reflects the operating expenses of the Target Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund’s Investor Class shares through October 28, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.27% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund’s Board. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment. The Manager anticipates that, after the Transition, the Target Fund will pay amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement agreement for the Fund’s Investor Class shares.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Investor Class shares through October 28, 2019, to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example of Fund Expenses
The Example below is intended to help you compare the cost of investing in A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund with the cost of investing in A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund, and Y Class, Institutional Class and Investor Class shares of the Acquiring Fund on a pro forma basis after the Reorganization.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangement in place for the time periods described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Share Class	One Year	Three Years	Five Years	Ten Years

Target Fund shares
A Class	$601	$885	$1,191	$2,056
C Class	$308	$651	$1,120	$2,417
Y Class	$102	$331	$578	$1,288
Institutional Class	$93	$305	$534	$1,194
Investor Class	$126	$393	$681	$1,500
Assuming no redemption of shares:
C Class	$208	$651	$1,120	$2,417

Acquiring Fund shares
A Class	N/A	N/A	N/A	N/A
C Class	N/A	N/A	N/A	N/A
Y Class	$84	$459	$867	$2,009
Institutional Class	$74	$440	$840	$1,960
Investor Class	$111	$564	$1,053	$2,402
Assuming no redemption of shares:
C Class	N/A	N/A	N/A	N/A

Acquiring Fund shares – (Pro forma)
A Class	$485	$765	$1,068	$1,927
C Class	$290	$626	$1,090	$2,373
Y Class	$84	$303	$542	$1,228
Institutional Class	$74	$278	$501	$1,144
Investor Class	$111	$375	$661	$1,475
Assuming no redemption of shares:
C Class	$190	$626	$1,090	$2,373

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year ended August 31, 2017, the Target Fund’s portfolio turnover rate was 258% of the average value of its portfolio.  For the most recent fiscal year ended June 30, 2018, the Acquiring Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Target Fund and the Acquiring Fund (each sometimes referred to herein as a “Fund”) have similar investment objectives.  Additionally, both Funds’ investment objective is non-fundamental, which means that it may be changed by the Trust’s Board of Trustees without the approval of the Funds’ shareholders.  The Target Fund and the Acquiring Fund have similar investment strategies, which are presented in the table below.  However, the Target Fund’s investment strategy differs from that of the Acquiring Fund in that the Target Fund may invest up to 40% of its total assets in high yield securities and maintains a weighted average credit quality of investment grade under normal market conditions, while there are no restrictions on the Acquiring Fund’s ability to invest in high yield securities.  The Target Fund’s weighted average portfolio duration may range from negative 5 years to 8 years.  While there are no restrictions on the Acquiring Fund’s weighted average portfolio duration, it is not expected to be negative at any time.  In practice, the weighted average portfolio duration of the Target Fund and Acquiring Fund typically has ranged from 0 to 3 years.  Additionally, the Target Fund uses foreign currency exposure for investment as compared to the Acquiring Fund, which uses foreign currency exposure for hedging purposes.  Although neither Fund is subject to restrictions on the number of holdings in its portfolio, historically, the Target Fund has held approximately 500 positions, while the Acquiring Fund has held approximately 100 positions.
The Target Fund and the Acquiring Fund generally invest in the same types of fixed income securities and derivatives, and both Funds may invest in equity securities. The Target Fund’s principal investment strategy specifically includes investments in common stock, municipal securities, loan participations, warrants, commercial paper, repurchase agreements, reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, while the Acquiring Fund’s principal investment strategy does not.  In addition, the Target may invest in futures contracts as a cash management strategy, while use of futures contracts is not a cash management strategy of the Acquiring Fund.  The Target Fund’s principal investment strategy also states explicitly that the Target Fund may invest in companies of all market capitalizations and that its investment approach is flexible.  While this is not explicitly stated in the Acquiring Fund’s principal investment strategy, the Acquiring Fund also may invest in issuers of all market capitalizations and its investment strategy is flexible.  The Acquiring Fund’s principal investment strategy specifically includes investments in exchange traded funds, which are not discussed in the principal investment strategies of the Target Fund.
The Manager and TwentyFour have reviewed the Target Fund’s current portfolio holdings and determined that those holdings are substantially the same as those of the Acquiring Fund.  As a result, the Manager and TwentyFour believe that all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund, although it is expected that some of those holdings may not remain at or following the time of Reorganization due to normal portfolio turnover.

Target Fund	Acquiring Fund

Investment Objective
The Target Fund seeks to provide a positive total return regardless of market conditions.	The Acquiring Fund’s investment objective is to seek high current income and, secondarily, capital appreciation.
The Target Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board of Trustees (“Board”) without the approval of Fund shareholders.	Same.
Principal Investment Strategies
The Fund’s investment approach is flexible, allocating investments across a wide range of investment opportunities globally in an attempt to achieve positive total return regardless of market conditions. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments.

Under normal circumstances, the Fund invests primarily in fixed-income securities and derivatives that provide exposure to fixed-income securities. The Fund’s investments may include fixed-income instruments of any maturity or duration. The instruments in which the Fund may invest may be denominated in U.S. and non-U.S. currencies.

 “Fixed-income instruments include obligations issued or guaranteed by the U.S. and non-U.S. governments, their agencies or instrumentalities and political subdivisions, inflation-index-linked securities, debt securities of supranational organizations, quasi-sovereign debt, emerging markets debt, corporate bonds, trust preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), municipal securities, Rule 144A securities, variable and floating-rate securities, collateralized loan obligations (“CLOs”), commercial paper, mortgage-backed securities (commercial and residential), repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers’ acceptances, collateralized mortgage obligations (“CMO”) and other mortgage-related products, asset-backed securities, money market funds, bank loans and loan participation interests. The Fund invests in fixed-income instruments without restrictions on their credit quality although, under normal market conditions, the Fund’s investments in non-investment grade securities (commonly referred to as high yield or ‘‘junk’’ bonds) is limited to 40% of the Fund’s total assets.

The fixed-income securities in which the Fund invests primarily include obligations issued or guaranteed by the U.S. government and non-U.S. governments and their agencies, instrumentalities or political subdivisions, obligations of supranational entities, quasi-sovereign debt, emerging-markets debt, inflation-indexed securities, corporate bonds, bank loans, trust preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), variable and floating-rate securities, collateralized loan obligations (“CLOs”), mortgage-backed and other asset-backed securities, collateralized mortgage obligations (“CMOs”) and other mortgage-related products (including commercial and residential loans). The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and money market funds, real estate investment trusts (“REITs”) and restricted securities. The Fund may have significant exposure to the Financial sector.

The Fund may invest a significant portion of its total assets in non-investment grade securities (also referred to as “high-yield or “junk” bonds).

Target Fund	Acquiring Fund
assets.	The Fund may also invest in equity securities, including preferred stock.
The Fund will maintain a weighted-average credit quality of investment grade under normal market conditions. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets.

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts (including non-deliverable forwards, “NDFs”) in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk. The Fund’s investments may expose the Fund to U.S. and foreign interest rates. The Fund may also make equity investments, including preferred stocks, common stocks and real estate investment trusts (‘‘REITs”). The Fund may invest in companies of all market capitalizations.

The Fund’s weighted-average portfolio duration may range from -5 to +8 years depending upon the sub-advisor’s forecast of interest rates and assessment of market risk generally. Duration is a measure of the life expectancy of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Generally, the price of a security with a positive duration will fall when interest rates rise, and vice versa. Moreover, larger absolute values of duration typically correspond to larger price changes. A duration of “eight years” means that a security’s price would be expected to decrease by approximately 8% with a 1% increase in interest rates, and a negative duration of five years generally will increase the price of the security by 5%. The Fund may have a negative weighted-average duration through the use of short futures, put option positions and total return swaps. Such instruments have durations roughly equal to the negative duration of the securities that underlie the positions and have the effect of reducing portfolio duration by

The Fund may take long or short positions in fixed-income and equity securities and currencies. Short positions will generally be entered into for hedging purposes or to attempt to reduce or adjust certain investment risks.

Target Fund	Acquiring Fund
approximately the same amount as selling an equivalent amount of the underlying securities.
The Fund’s investments in derivatives may include options, futures, forwards, warrants, swaps, structured notes and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund’s use of derivatives may be extensive.

The Fund’s investments in derivatives generally include options, futures, forwards (including non-deliverable forwards), swaps (including credit default swaps, total return swaps, interest rate swaps and cross-currency swaps) and structured notes. The Fund uses derivative instruments to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to enhance total return, to change the effective duration of its portfolio, to manage certain investment risks or to substitute for the purchase or sale of the underlying securities or currencies. The Fund’s use of derivatives may be extensive.

In selecting investments for the Fund, the Fund’s sub-advisor develops long- and short-term views of global economic themes suggested by macro-economic factors, interest rates, market cycles, credit cycles and other relevant factors. The sub-advisor seeks to capitalize on these themes by investing where opportunities exist by either making long investments where they believe favorable return conditions exist, or by establishing short positions where the lack of absolute return opportunities could result in favorable returns for a short position. The sub-advisor examines the relative risk and return characteristics of each investment to determine the ultimate positioning of their individual portfolios. The sub-advisor sells securities when their economic views change and an investment idea, based on its return potential or level of risk, no longer fits within their overall macro strategy or when better ideas are identified.

In selecting investments, the Fund’s sub-advisor develops a top-down macroeconomic view of the global economic environment as indicated by factors such as interest rates, equity markets, corporate profitability, international capital flows, government policy and other relevant inputs. The sub-advisor then performs a bottom-up analysis of individual issuers that focuses on an issuer’s creditworthiness and considers historical trends and patterns in an instrument’s price and relative valuation. The sub-advisor examines the relative risk and return characteristics of each investment and seeks to identify opportunities to establish long positions in income-generating instruments that, at times, may have the potential for price appreciation. The sub-advisor also seeks to reduce or hedge positions in instruments that may decline in value, experience unwanted volatility or when better investment opportunities are identified.

Cash Management Investments
The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager and in futures contracts. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“Investment Company Act”), including money market funds that are advised by the Manager or a sub-advisor. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in

Target Fund	Acquiring Fund
applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.
which the Fund invests, including advisory fees charged by the Manager for any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield could be lower than the return that the Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund also may purchase and sell futures contracts on a daily basis. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes the Fund to the market risks associated with the underlying securities and indices. Because the Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Investment Advisor
American Beacon Advisors, Inc.	Same.

Target Fund	Acquiring Fund
Investment Sub-Advisor
TwentyFour Asset Management (US) LP	Same.
Portfolio Managers The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.
Mark Holman is a portfolio manager and TwentyFour AM’s Chief Executive Officer. He is one of the founding partners of TwentyFour AM since 2008. Mr. Holman is on the firm’s Executive Committee, which leads responsibility for the day-to-day management of the firm and is on the Board of Directors, which sets the overall strategy and direction of the business. He is also on the Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and is a key member of the firm’s Multi-Sector Bond team. Since 1988, Mr. Holman has developed an expertise in fixed income markets across a variety of senior roles in asset management and investment banking, including leadership positions at Barclays Capital, Lehman Brothers and Morgan Stanley.

Gary Kirk is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008. He is on the firm’s Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm’s Multi-Sector Bond team. Since 1988, Mr. Kirk has developed an expertise in fixed income markets across a variety of senior roles in asset management and investment banking, including leadership positions at Daiwa Capital, Royal Bank of Canada, CDC Group and Wachovia Bank. Mr. Kirk graduated in Biochemistry from the University of London.

Eoin Walsh is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008. He is on the firm’s Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm’s Multi-Sector Bond team. Since 1998, Mr. Walsh has developed an expertise in fixed income markets across a variety of roles including at Citigroup Alternative Investments where he managed over $75 billion of fixed income assets. Mr. Walsh graduated in Accounting & Economics
Same

Target Fund	Acquiring Fund
from the University of Limerick.

Pierre Beniguel is a Portfolio Manager in TwentyFour AM’s Multi-Sector Bond team since 2014. He also manages foreign currency hedging and daily funding for a number of funds and managed accounts. He has over five years of experience, prior to TwentyFour AM, in fixed income and previously worked in WestLB’s credit trading and special situations divisions. Mr. Beniguel graduated in Mathematics & Economics from University College London.

Felipe Villarroel is a Portfolio Manager in TwentyFour AM's Multi-Sector Bond team since 2011 and is a member of the Investment Committee. Prior to joining TwentyFour AM, Mr. Villaroel worked as an Asset Allocation and Strategy Analyst at Celfin Capital in Chile, now part of the BTG Pactual group. There, Mr. Villarroel took an active role in developing the team’s strategic view of the global macro economy and asset classes. Mr. Villarroel graduated from Pontificia Universidad Catolica de Chile with a Bachelor’s degree in Economics and Business Administration before obtaining a master’s in Finance from the London Business School. Mr. Villarroel is also a CFA Charterholder.

Comparison of Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s net asset value (“NAV”) per share.  There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The principal risks of investing in the Target Fund and the Acquiring Fund are similar, though the differences in the Funds’ investment strategies result in slightly different risk profiles for the Funds with the Acquiring Fund having exposure to the risks associated with investments in exchange traded funds, and the Target Fund having exposure to the risks associated with investments in common stock, warrants, municipal securities, inflation index linked securities, repurchase agreements and reverse repurchase agreements.

Allocation Risk.  This is the risk that a sub-advisor’s judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund’s performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.
Asset-Backed and Mortgage-Backed Securities Risk.  Investments in asset-backed and mortgage related securities, including CMOs and commercial and residential loans, are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
■ CMO Risk. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”), and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.
Callable Securities Risk.  The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.
Collateralized Loan Obligations (“CLOs”) Risk.  The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. The Fund typically will invest in CLOs collateralized by senior bank loans. Therefore, the CLOs in which the Fund invests will be subject to Loan Interests Risk. In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in this Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Contingent Convertible Securities (“CoCos”) Risk.  Contingent convertible securities (“CoCos”) are a hybrid debt security issued by financial institutions. If an issuer experiences an event that causes its capital to fall below a predetermined “trigger” level, CoCos are either converted into equity securities of the issuer or undergo a full or partial writedown of their principal. The triggering events and conditions are specific to the issuing institution and its regulatory requirements. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator’s determination that the issuer should convert the security to maintain continued viability, or if the issuer receives high levels of public support.
CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments. Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves or winds up before a triggering event, the Fund’s claims will generally be junior to those holding more senior debt obligations. Interest payments on CoCos could be canceled by the issuer or a regulator. In the event the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and the Fund could experience a reduction in income or no income. The conversion of the CoCos into equity securities would further subordinate the Fund’s investment because equity securities have the lowest priority in the capital structure of an issuer. If the CoCo alternatively undergoes a full or partial write down of the principal, the Fund could lose some or all of its investment. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.
Convertible Securities Risk.  The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Counterparty Risk.  The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Credit Risk.  The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk.  The Fund may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Cybersecurity and Operational Risk.  The Fund, its service providers, and third-party fund distribution platforms, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its NAV per share, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Derivatives Risk.  Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.
Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit).
Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives, including swaps, futures, forwards and written options, require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.
Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the Commodity Futures Trading Commission ("CFTC") and the designated contract markets have established position limits for futures and option contracts that may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund's behalf, to make certain trading decisions.
Certain of the other risks to which the Fund might be exposed due to its use of derivatives include the following:
■ Futures and Forward Contracts Risk. Futures and forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected. Equity index futures contracts expose the Fund to volatility in an underlying securities index.
■ Options Risk.  The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position.
■ Structured Notes Risk.  Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or purchase or sell them at an acceptable price.
■ Swap Agreement Risk.  Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk. With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment. Equity swaps are subject to equity investments risk, liquidity risk and counterparty risk.

■ Warrants Risk. (Target Fund only) Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Detached warrants may be traded on a stock exchange; however, nondetached warrants can only be exercised by the bondholder.
Equity Securities Risk.  Equity securities are subject to investment risk and market risk. The Fund’s investments in equity securities may include preferred stocks. Such investments may expose the Funds to additional risks.
■ Common Stocks. (Target Fund only) The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
■ Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Therefore, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.
Extension Risk.  If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Flexible Strategy Risk.  The Fund uses a variety of investment strategies seeking to provide a positive total return regardless of market conditions. The Sub-Advisor does not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the Sub-Advisor expects and portfolio securities may remain over- or under-valued.
Foreign Investing & Emerging Markets Risk.  Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.
Hedging Risk.  The Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that the Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by the Fund. The Fund will not, in general, attempt to hedge all market or other risks inherent in the Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged.  Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The use of hedges may fail to mitigate risks, and may reduce the Fund’s return, or create a loss.
High Portfolio Turnover Risk.  Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).
High Yield Securities Risk.  Investing in high yield securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.
Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.
Inflation Index Linked Securities Risk (Target Fund only).  Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index linked security provides principal payments and interest payments, which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the reference index. The value of inflation-linked securities is expected to change in response to real interest rates. The price of an inflation-linked security generally falls when real interest rates rise and rises when real interest rates fall. In general, the price of an inflation index linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation index linked security will be taxable as ordinary income, even though the Fund will not receive the increased principal until maturity.
Interest Rate Risk.  Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Investment Risk.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk.  The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall.
Large Capitalization Companies Risk.  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Leverage Risk.  Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.
The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits.
Liquidity Risk.  When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.
Loan Interests Risk.  In making investments in loans that are made by banks or other financial intermediaries to borrowers, the  Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.  Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans.  Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at a disadvantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.
Market Risk.  Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.
Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom's vote to leave the European Union (the "EU"), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.
Market Timing Risk.  Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of types of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV per share. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV per share of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
Municipal Securities Risk (Target Fund only).  The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Other Investment Companies Risk (With respect to ETFs, Acquiring Fund only).  The Fund may invest in shares of other registered investment companies, including money market funds and exchange-traded funds (“ETFs”). To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.
Prepayment Risk.  When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.
Real Estate Investment Trusts (“REITs”) Risk.  REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.
Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Restricted Securities Risk.  Section 4(a)(2) and other restricted securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security when the Sub-Advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.
Repurchase Agreement and Reverse Repurchase Agreement Risk (Target Fund only).  The use of repurchase agreements involves counterparty risk and credit risk. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral. The Fund may use reverse repurchase agreements to earn additional income on portfolio securities, such as Treasury bills or notes, and/or to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to cover these positions minimizes this effect.
Sector Risk.  Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.
■ Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Securities Selection Risk.  Securities selected by the sub-advisor or the Manager for the Fund may decline substantially in value or may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Segregated Assets Risk.  In connection with certain transactions that may give rise to future payment obligations, including short sales and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund’s assets may, in some circumstances, limit the Fund’s ability to take advantage of investment opportunities or meet redemption requests.
Short Position Risk.  The Fund's short positions are subject to special risks. A short sale is effected by selling a security that the Fund does not own, or selling a security that the Fund owns but that it does not deliver upon consummation of the sale. In order to make delivery to the buyer of a security sold short, the Fund must borrow the security. In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security. This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender. Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Fund. Furthermore, the Fund may be forced to close out a short position prematurely if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. The Fund may also enter into a short position through a forward commitment or via an option, a futures contract or swap agreement. If the price of the security or derivative has increased during the time the Fund holds the short position, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Fund's losses are potentially unlimited in a short position because the price appreciation of the security that the Fund is required to purchase is unlimited.  In addition, because the Fund may invest the proceeds of a short sale, the Fund may be subject to the effect of leverage, in that it amplifies changes in the Fund's NAV per share since it increases the exposure of the Fund to the market. If such instruments are traded OTC, the Fund is subject to the risk that the counterparty may fail to honor its contract terms, causing a loss to the Fund.
Small- and Mid-Capitalization Companies Risk.  Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.
Sovereign and Quasi-Sovereign Debt Risk.  An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Supranational Risk.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Currency Risk.”

Trust Preferred Securities Risk.  Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Trust preferred securities may be thinly traded and the Fund may not be able to dispose of them at a favorable price.
Unrated Securities Risk.  Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
U.S. Government Securities and Government-Sponsored Enterprises Risk.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of Ginnie Mae’; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.
Valuation Risk.  This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Securities Risk.  The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.
Comparison of the Funds’ Investment Restrictions and Limitations
The material investment restrictions and limitations of the Funds are substantially identical.
Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.
A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board without shareholder approval.
All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board without affirmative shareholder approval as described above.  The fundamental investment limitations of the Target Fund and the Acquiring Fund are substantially identical.
Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
Diversification
The Target Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.
Same.
Industry Concentration
The Target Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued by U.S. agencies; and (ii) tax exempt municipalities and their agencies and authorities are not deemed to be industries.

The Acquiring Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

Senior Securities	The Target Fund may not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC	Same.

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
or its staff.
Borrowing
The Target Fund may not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
Same.
Underwriting
The Target Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
Same.
Real Estate
The Target Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
Same.
Commodities
The Target Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
Same.
Loans	The Target Fund may not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by	The Acquiring Fund may not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
	the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.	the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

The Acquiring Fund and Target Fund have the following non-fundamental policies, which may be changed by the Board without shareholder approval:
Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
Illiquid Securities	The Target Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	Same.
Margin
The Target Fund may not purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2)the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.
Same.

With respect to both Funds, the above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).
For purposes of a Fund’s policy relating to issuing senior securities above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
For purposes of the Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Comparative Performance Information
The bar chart and performance table below provide some indication of the risks of an investment in the Target Fund  by showing how the Target Fund’s performance has varied from year to year and by showing how the Fund’s average annual total returns for the past one-, five-, and ten-year periods ended December 31, 2017 compare with those of  the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index, a broad measure of market performance,  which is the benchmark index for each Fund.  The Acquiring Fund commenced operations on April 3, 2017.  Therefore, performance information for the Acquiring Fund is not available for a full calendar year.  You may obtain updated performance information for the Target Fund and the Acquiring Fund on the Funds’ website at www.americanbeaconfunds.com.  Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 2.89%% 1st Quarter 2012 1/1/2012 through 12/31/2017 Lowest Quarterly Return: -3.53%% 3rd Quarter 2015 1/1/2012 through 12/31/2017

The calendar year-to-date total return as of June 30, 2018 was -0.40%.

Average annual total returns for periods ended December 31, 2017

	Inception Date of Class	1 Year	5 Years	Since Inception
Investor Class	07/05/2011
Returns Before Taxes		4.69%	0.84%	2.13%
Returns After Taxes on Distributions		3.74%	-0.21%	1.09%
Returns After Taxes on Distributions and Sales of Fund Shares		2.64%	0.17%	1.19%

	Inception Date of Class	1 Year	5 Years	Since Inception
Share Class (Before Taxes)
A	07/05/2011	-0.39%	-0.19%	1.25%
C	07/05/2011	2.79%	0.02%	1.35%
Y	07/05/2011	4.98%	1.10%	2.35%
Institutional	07/05/2011	4.98%	1.21%	2.45%

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	1.11%	0.50%	0.48%
Bloomberg Barclays U.S. Aggregrate Index	3.54%	2.10%	3.00%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Target Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown for the Target Fund’s Investor Class shares and the Target Fund’s Institutional Class shares; after-tax returns for other share classes will vary.
Capitalization
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of July 31, 2018 and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund – A Class	$2,357,965	$9.59	245,845.042
Acquiring Fund – A Class	$-	$-	-

Adjustments (a) (b)	$8,389	----	-
Pro forma Acquiring Fund – A Class (After Reorganization)	$2,366,354	$9.63	245,845.042

Target Fund – C Class	$1,678,122	$9.58	175,098.159
Acquiring Fund – C Class	$-	$-	-
Adjustments (a) (b)	$5,991	----	-
Pro forma Acquiring Fund – C Class (After Reorganization)	$1,684,113	$9.62	175,098.159

Target – Y Class	$32,657,609	$9.66	3,380,019.326
Acquiring Fund – Y Class	$22,845,906	$10.12	2,257,206.363
Adjustments (a) (b)	$116,182	----	11,480.397
Pro forma Acquiring Fund – Y Class (After Reorganization)	$55,619,697	$10.12	5,495,723.222

Target Fund – Institutional Class	$81,516,051	$9.68	8,421,478.669
Acquiring Fund – Institutional Class	$6,553,911	$10.14	646,531.367
Adjustments (a) (b)	$289,999	----	28,599.485
Pro forma Acquiring Fund – Institutional Class (After Reorganization)	$88,359,961	$10.14	8,714,189.136

Target Fund – Investor Class	$4,119,592	$9.64	427,442.281
Acquiring Fund – Investor Class	$1,142,153	$10.08	113,265.148
Adjustments (a) (b)	$14,656	----	1,453.941
Pro forma Acquiring Fund – Investor Class (After Reorganization)	$5,276,401	$10.08	523,480.771

Target Fund – All Classes	$122,329,339	$9.67	12,649,883.477
Acquiring Fund – All Classes	$30,541,970	$10.12	3,017,002.878
Adjustments (a) (b)	$435.216	----	41,533.822
Pro forma Acquiring Fund – All Classes (After Reorganization)	$153,306,525	$10.12	15,154,264.330

(a) Adjustments to reflect the exchange of shares outstanding from the Target Fund to the Acquiring Fund [and the costs of the Reorganization to be allocated to the Target Fund]. The Manager will bear the direct costs of the Reorganization.

(b) Pro Forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Funds’ shareholder accounts based on the relative value of the Target Funds’ and the Acquiring Fund’s Net Asset Value Per Share assuming the reorganization would have taken place on July 31, 2018.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization and Termination

The terms and conditions under which the Reorganization will be consummated are set forth in the Plan.  The following summary thereof is qualified in its entirety by reference to the Plan, the form of which is attached to this Information Statement as Appendix A.  You should refer to Appendix A for the complete terms of the Plan.
The Plan provides that, pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund as of the close of business on the Closing Date.  In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Acquiring Fund equal in aggregate value to the Target Fund’s net asset value (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) as of the close of business on the Closing Date and (2) assume all of the liabilities of the Target Fund (the “Closing”).  Immediately thereafter, the Target Fund will distribute the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Acquiring Fund it receives to the Target Fund’s shareholders of record as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the shares of the Acquiring Fund.  Simultaneously, all issued and outstanding A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund will be canceled on the Target Fund’s shareholder records, in complete liquidation (for federal tax purposes) of the Target Fund.
As a result, immediately after the Reorganization, each shareholder of the Target Fund’s A Class, C Class, Y Class, Institutional Class and Investor Class shares will own A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

Shares will be held in book entry form only; paper certificates will not be issued.  No sales charges will be imposed in connection with the receipt of Acquiring Fund’s shares by shareholders of the Target Fund pursuant to the Reorganization.
Until the Closing, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization or purchase of shares of the Acquiring Fund.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund, and the share transfer books of the Target Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Plan may be terminated, and the Reorganization may be abandoned or postponed, by the Trust at any time before the Closing, in the event of the failure of a condition to be met or for other reasons specified in the Plan, or if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for the Funds.  The Plan may be amended at any time by the Board.  The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see Federal Income Tax Consequences, below).  In addition, the Reorganization Plan requires that the Target Fund will have distributed to its shareholders by the Closing substantially all of its previously undistributed taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing so that the Target Fund will have not federal income or excise tax liability at the time of the Reorganization.  If the Target Fund must make such a distribution to its shareholders, it will be taxable to shareholders unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about November 16, 2018, or another date determined by the Trust.
The Manager will pay the direct expenses associated with the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, and legal and accounting fees and disbursements in connection with the Reorganization, which are expected to be approximately $150,000.  However, this figure does not include the portfolio transaction costs of trading costs of $[   ] that were borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018.  The Manager does not anticipate any material indirect costs associated with the Reorganization, but such indirect costs will be borne by the Target Fund and the Acquiring Fund.  However, such indirect costs would be subject to the Funds’ fee waiver and expense reimbursement agreements.  As the Funds’ operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in their respective fee waiver and expense reimbursement agreements, it is expected that the Manager ultimately would bear the indirect expenses of the Reorganization.
Description of Acquiring Fund Shares
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request, as described in Appendix C to this Information Statement.
Board Considerations
The Manager proposed, and the Board considered (with the advice and assistance of legal counsel), the Reorganization at a meeting held on August 22, 2018.  Based upon the recommendation of the Manager, the Board’s evaluation of the relevant information prepared by the Manager and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund, the Acquiring Fund and their shareholders and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.
In approving the Reorganization, the Board recognized that the Manager considered various alternatives to the Reorganization.  The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) transferring their investment to a similar fund on a tax-free basis in the Reorganization or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund, which might have adverse tax consequences for them.  The Board noted that liquidating and terminating the Target Fund would provide Target Fund shareholders with no choice and might have adverse tax consequences for them.  The Board further noted that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.
The Board considered the following additional matters, among others, in approving the Reorganization:
The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for classes of shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization.  In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder would receive the aggregate value of shares of the corresponding share class(es) of the Acquiring Fund as the aggregate value of shares of the share class(es) of the Target Fund that the shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization.
Investment Objectives, Policies and Limitations.  The Board considered that Target Fund and the Acquiring Fund have similar investment objectives, strategies and policies.  The Board noted that the investment objective of the Target Fund is to seek to provide a positive total return regardless of market conditions, while the investment objective of the Acquiring Fund is to seek high current income and, secondarily, capital appreciation.  The Board also noted that both Funds invest principally in fixed income securities and derivatives that provide exposure to fixed income securities.  In this regard, the Board considered that the Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowing for investment purposes, in fixed income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments, and that, under normal circumstances, the Acquiring Fund invests primarily in fixed income securities and derivatives that provide exposure to fixed income securities.
The Board noted that the Target Fund and the Acquiring Fund generally invest in the same types of fixed income securities and derivatives. The Board also considered that, effective August 31, 2018, the Target Fund’s investment strategies were updated to be consistent with those of the Acquiring Fund as part of the Transition.
The Board also considered that the differences in the Funds’ investment strategies, as set forth in the “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” section of this Information Statement, result in slightly different risk profiles for the Funds.  The Board noted that, after the Reorganization, the Acquiring Fund would continue to pursue its current principal investment strategies.
Continuity of the Manager and the Sub-Advisor.  The Board considered that, following the Reorganization, the Manager will continue to serve as the investment adviser and administrator and TwentyFour will continue to serve as the sub-advisor to the Acquiring Fund.  The Board noted that, at the Manager’s recommendation, on August 22, 2018, the Board approved an investment advisory agreement pursuant to which TwentyFour was appointed as a sub-advisor to the Target Fund. The Board also noted that, effective August 31, 2018, TwentyFour would begin managing the Target Fund and the Target Fund’s investment strategies were updated to be consistent with those of the Acquiring Fund.  The Board noted that, at that time, the other sub-advisors to the Target Fund would begin an orderly disposition of the Target Fund’s portfolio securities and transfer sales proceeds to TwentyFour in anticipation of TwentyFour assuming management responsibilities for the Target Fund’s entire portfolio.  The Board considered that, as of October 1, 2018, TwentyFour would become the Target Fund’s only sub-advisor, and that TwentyFour would manage both the Target Fund and Acquiring pursuant to the same investment strategy and policies as it uses for the Acquiring Fund.
The Board noted that, after the Reorganization, the Manager would continue to serve as the Acquiring Fund’s investment adviser and administrator and TwentyFour would provide continuity of portfolio management expertise to the shareholders of the Target Fund.
Net Assets and Portfolio Composition.  The Board considered that, as of July 31, 2018, the net assets of the Target Fund were approximately $122 million and the net assets of the Acquiring Fund were approximately $40 million.  The Board also considered the Manager’s representation that the Target Fund’s current portfolio investments are substantially the same as those of the Acquiring Fund.
Relative Management and Sub-Advisory Fees.  The Board considered that, before the Transition, the Target Fund paid higher Management Fees than the Acquiring Fund.  However, after the Transition, at current asset levels, the Acquiring Fund and Target Fund pay the same management fee rate to AmBeacon and investment advisory fee rate to TwentyFour.  The Board noted, however, that Acquiring Fund’s contractual management fee rate schedule includes more breakpoints at lower asset levels than the Target Fund’s contractual management fee rate schedule, which could result in the Acquiring Fund paying lower management fees over time.  The Board noted that both Funds pay the same annualized contractual investment advisory fee rate to TwentyFour based on their respective average daily net assets of 0.32% on the first $1 billion and 0.27% on assets over $1 billion.
No Consideration Paid to Prior Investment Sub-Advisor.  The Board considered the Manager’s representation that there is no arrangement between the Target Fund’s prior sub-advisors and the Manager or TwentyFour in connection with the termination of the prior sub-advisors or the Reorganization and that neither the Manager nor TwentyFour has agreed to pay any of the prior sub-advisors compensation in connection with its ceasing to serve as the sub-advisor to the Target Fund.
Relative Expense Ratios and Continuation of Waiver Agreement.  The Board considered that the total fund operating expense ratio for each operational share class of the Acquiring Fund is expected to be higher than the total fund operating expense ratio of each corresponding share class of the Target Fund before and after the Transition.  The Board noted, however, through at least October 28, 2019, the net annual operating expense ratio for each operational share class of the Acquiring Fund is lower than the net annual operating expense ratio for each corresponding share class of the Target Fund.  The Board considered that, after giving effect to the Reorganization, the pro forma total annual fund operating expense ratios of the Acquiring Fund are expected to be equal to the Target Fund’s total annual fund operating expense ratios after the Transition for Investor Class shares and slightly lower for A Class, C Class, Y Class and Institutional Class shares.  Additionally, the pro forma total annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be lower than the total annual fund operating expense ratio of each corresponding share class of the Acquiring Fund prior to the Reorganization, and the net annual fund operating expense ratio of each share class of the Acquiring Fund is expected to be the same as the net annual fund operating expense ratio of each share class of the Acquiring Fund that had a fee waiver and/or expense reimbursement agreement in place prior to the Reorganization.  Thus, the Board noted that, after fee waivers and expense reimbursements, Target Fund shareholders will realize reductions in annual fund operating expenses in the amounts of 0.18% for A Class shares, 0.18% for C Class shares, 0.18% for Y Class shares, 0.19% for Institutional Class shares, and 0.19% for Investor Class shares.
The Board noted that the net expenses of the Acquiring Fund’s share classes could increase after October 28, 2019, and thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the fee waiver and expense reimbursement agreement on its current terms, but that the Manager had indicated that it currently intends to recommend to the Board the continuation of such fee waiver and expense reimbursement agreement for the Acquiring Fund for the foreseeable future.

Economies of Scale. The Board considered the potential for the Acquiring Fund to experience economies of scale as a result of its combination with the Target Fund and provide the shareholders with the opportunity to benefit from lower expenses over time.  In this regard, the Board noted that the Acquiring Fund’s management and investment advisory fee rate schedules include breakpoints, which could result in the Acquiring Fund paying lower management fees and investment advisory fees over time.  The Board considered that the Acquiring Fund pays an annualized management fee of 0.35% on the first $5 billion, 0.325% on the next $5 billion, 0.30% on the next $10 billion and 0.275% on the Acquiring Fund’s average daily net assets over $20 billion and an annualized investment advisory fee rate of 0.32% on the first $1 billion and 0.27% on the Acquiring Fund’s average daily assets over $1 billion.
Distribution and Service Fees.  The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the shares of the Acquiring Fund.  The Board considered the Manager’s representation that the Reorganization has the potential to expand the Acquiring Fund’s presence in more distribution channels and promote asset growth.
Accounting and Performance Survivor.  The Board considered that, as the Manager and TwentyFour would continue to manage the Acquiring Fund after the Reorganization pursuant to the Acquiring Fund’s investment objective and strategies, the Acquiring Fund’s financial statements and performance history would survive the Reorganization.
The Experience and Expertise of the Manager and Sub-Advisor. The Board considered that the Manager is an experienced provider of investment advisory services and since 1986 has offered a variety of services and products to retail clients as well as institutional clients such as investment companies, corporations, governmental entities, private equity funds-of-funds and corporate employee benefit plans.  The Board also considered that the Manager currently manages 33 series of the Trust.
The Board considered that TwentyFour is the Sub-Advisor to both the Target Fund and the Acquiring Fund, and that TwentyFour’s principals have significant investment experience providing portfolio management services to institutions, registered investment companies, high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations, and government entities.
The Board noted that it had considered the renewal of TwentyFour’s investment advisory agreement with respect to the Acquiring Fund at its June 5-6, 2018 meeting and determined to renew the investment advisory agreement for another year.  The Board received confirmation from TwentyFour that there had been no material changes at TwentyFour that would affect TwentyFour’s ability to act as Sub-Advisor to any of the funds of the Trust.  The Board further noted that it had reviewed the performance of the Acquiring Fund at its August 22, 2018 meeting in connection with the Board’s decision to approve TwentyFour as a sub-advisor to the Target Fund.  The Board considered that TwentyFour may benefit through greater efficiencies in managing a single fixed-income portfolio for the Trust.
Tax Consequences.  The Board considered that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Board noted that the Manager expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  [The Board also considered that the repositioning of the Target Fund’s portfolio prior to the Reorganization was not expected to result in any adverse federal tax consequences for shareholders of the Target Fund, as described in the “Federal Income Tax” consequences section of this Information Statement].
Expenses Relating to Reorganization.  The Board considered that the costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Information Statement, printing and distribution costs, legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Manager, and are expected to be approximately

$150,000.  The Board noted that this figure does not include trading costs that are expected to be borne by the Target Fund in connection with the realignment of the Target Fund’s portfolio with the investment strategies of the Acquiring Fund prior to September 28, 2018, which were projected to be [approximately $122,000-$183,000].  The Board noted that the Manager does not anticipate any material indirect costs associated with the Reorganization, but that such indirect costs will be borne by the Target Fund and the Acquiring Fund.  The Board considered that such indirect costs would be subject to the Funds’ fee waiver and expense reimbursement agreements.  The Board considered that, as the Funds’ operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in their respective fee waiver and expense reimbursement agreements, the Manager expected that it would ultimately bear the indirect expenses of the Reorganization.
Other Alternatives.  The Board considered alternatives to the Reorganization that were identified by the Manager, including the continuation and liquidation of the Target Fund.  After considering the merits and viability of these other alternatives, the Board concurred with the Manager’s assessment that the possible alternatives, including liquidation of the Target Fund, were less desirable than the Reorganization.
Based on the information presented to the Board by the Manager, the Board determined that the Reorganization as proposed by the Manager is the best alternative for the Target Fund at this time and is in the best interests of the Target Fund, the Acquiring Fund, and their shareholders.  The Board approved the Reorganization.
Federal Income Tax Consequences
The Target Fund has qualified for treatment as a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for each taxable year since its inception. Accordingly, the Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.
The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code.  As a condition to the Closing, the Trust will receive an opinion of its counsel substantially to the effect that ‑‑ based on certain assumptions and conditioned on the representations set forth in the Plan (that is, the conditions precedent set forth in the Plan, which pursuant to the Plan such counsel may treat as representations and warranties the Trust made to it)  being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) ‑‑ the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:
●
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the Closing;
●	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and
●
The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
As of June 30, 2018, the Target had an unused capital loss carryforward of approximately $15.2 million and the Acquiring Fund has no capital loss carryforward.  Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders.  Because the realignment of the Target Fund’s portfolio resulted in a net realized capital loss, there were no adverse federal income tax consequences to shareholders of the Target Fund.  In addition, as of June 30, 2018, the Target Fund had unused capital loss carryforwards of $15.2 million.  Therefore, had the Target Fund recognized a net realized capital gain as a result of the realignment, such capital loss carry forwards would have been used to offset that gain.
The proposed Reorganization will affect the use of these tax attributes in two respects.  The first concerns the “sharing” of these tax attributes.  If there were no Reorganization, the Target’s capital loss carryforward would inure solely to the benefit of the shareholders of the Target.  If the Reorganization occurs, these tax attributes carry over to the Acquiring Fund.  That means that any resulting tax benefits inure to all shareholders of the post-Reorganization American Beacon TwentyFour Strategic Income Fund (i.e., both pre-Reorganization shareholders of the Target and pre-Reorganization shareholders of the Acquiring Fund).
The second manner in which the Reorganization will affect the use of capital loss carryforwards and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses.  Generally, when ownership of a “loss corporation” changes for tax purposes in connection with a reorganization, the Code imposes various limitations on the use of loss carryforwards following the change in ownership.  The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of September 2018 was 2.32%) multiplied by the value of the “loss corporation’s” equity.  In the proposed Reorganization, the Acquiring Fund is the “loss cooperation” undergoing the change in ownership for purposes of the limitations imposed by the Code.  As the Acquiring Fund has no capital loss carryforward the application of the Code’s limitations will be limited to such unrecognized built-in losses as the Acquiring Fund may have at the time of the Reorganization, and such limitations should have little impact.

Tracking Your Basis and Holding Period.  After the Reorganization, you will be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares, as you were with respect to your Target Fund shares, for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired after December 31, 2011, will be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any acceptable method for basis determination other than the average basis method, which is the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AF Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, report the basis information therefor and whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Form of Organization and Shareholder Rights
Governing Law.  The Target Fund and the Acquiring Fund are each separate series of the Trust, which is organized as a Massachusetts business trust.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “Declaration of Trust”), By-Laws and applicable state law.
Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Massachusetts business trusts.
Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration.  All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.  The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds.  That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.
Under the Declaration of Trust, any shareholder or former shareholder of the Funds will not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder.  The Funds are required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions.
A Massachusetts business trust can limit a trustee’s personal liability.  The Declaration of Trust states that, provided they have exercised reasonable care and have acted under the reasonable believe that their actions are in the best interests of the Trust, the Trustees will not be responsible for or liable in any event for neglect or wrongdoing of the Trustees or any officer, agent, employee or investment advisor of the Trust, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The 1940 Act also provides that no fund officer or trustee shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Declaration of Trust provides that the Trustees may sell and convey through merger the assets of a series of the Trust without the approval of shareholders, provided that a majority of the Trustees makes a determination that (1) the continuation of a series or share class of the Trust is not in the best interest of such series or share class or the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of such series or share class or the Trust to conduct its business and operations in an economically viable manner, or (2) that a merger, consolidation, reorganization or similar transaction is in the best interest of the series or share class or of the Trust, as appropriate.
The Declaration of Trust provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trust or any of its series; with respect to certain amendments of the Declaration of Trust; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and as otherwise required by the 1940 Act or other applicable laws.
Board of Trustees.  The Trust Board has eleven trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Trust.  For more information, refer to the Statement of Additional Information to this Information Statement, which is incorporated by reference into this Information Statement.
Share Classes.  Both the Target Fund and the Acquiring Fund offer A Class, C Class, Y Class, Institutional Class and Investor Class shares.  If the Reorganization is consummated, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization. The Trust Board has reserved the right to create and issue additional share classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or share class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or share class, such as the approval of a distribution plan for a particular class.
Comparison of Distribution and Purchase, Redemption and Exchange Procedures
The Target Fund and the Acquiring Fund have identical minimum initial and subsequent investment requirements, distribution procedures, purchase procedures, redemption procedures and exchange rights with respect to their A Class, C Class, Y Class, Institutional Class and Investor Class shares, which are discussed in Appendix C to this Information Statement.
The Target Fund assesses a maximum front-end sales charge of 4.75% on purchase of A Class shares, whereas the Acquiring Fund assesses a maximum front-end sales charge of 3.75% on purchase of A Class shares. Each Fund assesses a contingent deferred sales charge (“CDSC”) of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or in part within 18 months of purchase.  Both Funds also assesses a CDSC of 1.00% on sales of C Class shares redeemed within 12 months of purchase.  Neither the Target Fund nor the Acquiring Fund assess a front-end sales charge or CDSC on purchases or sales of Y Class, Institutional Class or Investor Class shares.  Both Funds assess an annual maintenance fee of $15.00 on a traditional individual retirement account (“IRA”) or Roth IRA.
RID (the “Distributor”), located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is the distributor and principal underwriter of the Target Fund and Acquiring Fund’s shares.  The

Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The Distributor is an affiliate of the Manager. Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares.  For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Manager and Sub-Advisor
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the Manager and administrator of the Acquiring Fund.  The Manager is a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”).  RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC or Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940.  As of June 30, 2018, the Manager had approximately $58.1 billion of assets under management.  The Manager is not registered as a commodity pool operator (“CPO”) with respect to the Acquiring Fund. On behalf of the Acquiring Fund, the Manager has filed a notice claiming the Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring Fund.
The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific share class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:
•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records; and
•	supervising the provision of services to the Trust by third parties.
In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.
Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.
The Manager and the Trust, on behalf of the Acquiring Fund, have entered into an Investment Advisory Agreement with TwentyFour pursuant to which the Fund has agreed to pay TwentyFour an annualized investment advisory fee that is calculated and accrued daily equal to 0.32% on the first $1 billion and 0.27% over $1 billion of the Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty(60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.
In rendering investment advisory services to the Fund, the sub-advisor may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940 (the “Investment Sub-Advisor’s Foreign Affiliates”) to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of the Investment Sub-Advisor’s Foreign Affiliates are considered Participating Affiliates of the sub-advisor pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the sub-advisor as that term is defined in the Investment Advisers Act of 1940.The Manager also may receive up to 10% of the net monthly income generated from the securities lending activities of the Acquiring Fund as compensation for administrative and oversight functions with respect to securities lending of the Acquiring Fund. As of the date of this Information Statement, the Acquiring Fund does not intend to engage in securities lending activities. The SEC has granted exemptive relief that permits the

Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
The Sub-Advisor is an investment advisory firm formed in 2016.  TwentyFour is a Limited Partnership that is owned by a General Partner, TwentyFour Asset Management (US) Holdings LLC and a Limited Partner, TwentyFour Asset Management LLP (“TwentyFour AM”), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority.  TwentyFour AM is majority-owned by Vontobel Holdings AG. As of June 30, 2018, TwentyFour AM had assets under management of $17.9 billion.
A discussion of the Trust Board’s consideration and approval of the Management Agreement and the Investment Advisory Agreement with respect to the Acquiring Fund is available in the Fund’s semi-annual report for the period ended June 30, 2018.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
Although the Manager has no current intention to do so, the Acquiring Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager.  The Acquiring Fund operates in a manager of managers structure. The Acquiring Fund and the Manager have received an exemptive order from the SEC that permits the Acquiring Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Acquiring Fund and the Manager may seek to receive a further exemptive order from the SEC in the future that, if granted, would permit the Acquiring Fund to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to certain conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Acquiring Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required.  Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Acquiring Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Information about the portfolio managers who are primarily responsible for overseeing the Acquiring Fund’s investments is discussed in “Comparison of Principal Investment Objectives, Strategies and Policies of the Funds” above. TwentyFour AM is considered a Participating Affiliate of TwentyFour pursuant to applicable regulatory guidance and Messrs. Holman, Kirk, Walsh, Beniguel and Villarroel are considered to be “supervised persons” of TwentyFour, as the term is defined in the Investment Advisers Act of 1940. The Statement of Additional Information (“SAI”) to this Information Statement, which is incorporated by reference into this Information Statement, provides additional information about the portfolio managers of the Acquiring Fund, including each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquiring Fund.

Other Service Providers
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian for the Fund.  State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.
DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169, is the transfer agent and dividend paying agent for the Trust and provides these services to Acquiring Fund shareholders.
The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, MA 02210.  K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring Fund.
Tax Considerations
Dividends and capital gain distributions, if any, that you receive from the Acquiring Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).  For a discussion of relevant tax matters, please refer to Appendix C to this Information Statement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund’s Distributor or the Manager may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Acquiring Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

OTHER INFORMATION
“Householding”
One copy of this Information Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Information Statement or a copy of the Target Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Manager at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or call 1-800-658-5811.  If you received a Information Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.
Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by K&L Gates LLP.
Information Filed with the SEC
The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.  You also may obtain many of these documents by accessing the internet site for the Trust at www.americanbeaconfunds.com.  Text-only versions of all of the Trust’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC:  Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.
By Order of the Board of Trustees of American Beacon Funds,
[XX]
Rosemary K. Behan
Secretary
[…], 2018

APPENDIX A

 FORM OF PLAN OF REORGANIZATION AND TERMINATION
THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by AMERICAN BEACON FUNDS, a Massachusetts business trust (“Trust”), on behalf of American Beacon Flexible Bond Fund (“Target”) and American Beacon TwentyFour Strategic Income Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof.  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a trust operating under a declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”) (commonly referred to as a “Massachusetts business trust”), (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.
The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust under Massachusetts law, all on the terms and conditions set forth herein (collectively, “Reorganization”).
The Trust’s Amended and Restated Declaration of Trust, dated March 4, 2015 (“Declaration”), which is on file with the Secretary of Massachusetts, permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and American Beacon Advisors, Inc. (“Manager”) has the authority to buy and sell securities for it.
The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target’s issued and outstanding shares are divided into five classes, designated as A Class shares, C Class shares, Y Class shares, Institutional Class shares and Investor Class shares (“Target A Class Shares,” “Target C Class Shares,” “Target Y Class Shares,” “Target Institutional Class Shares,” and, “Target Investor Class Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund also has issued and outstanding shares designated as A Class shares, C Class shares, Y Class shares, Institutional Class shares and Investor Class shares (“Acquiring Fund A Class Shares,” “Acquiring Fund C Class Shares,” “Acquiring Fund Y Class Shares,” “Acquiring Fund Institutional Class Shares,” and “Acquiring Fund Investor Class Shares,” respectively, and collectively, “Acquiring Fund Shares”).
I. PLAN OF REORGANIZATION AND TERMINATION
A. Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund A Class Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target A Class Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (determined as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund A Class Share, (2) Acquiring Fund C Class Shares determined by dividing the Target Value attributable to the Target C Class Shares then outstanding by the NAV of an Acquiring Fund C Class Share, (3) Acquiring Fund Y Class Shares determined by dividing the Target Value attributable to the Target Y Class Shares then outstanding by the NAV of an Acquiring Fund Y Class Share, (4) Acquiring Fund Institutional Class Shares determined by dividing the Target Value attributable to the Target Institutional Class Shares then outstanding by the NAV of an Acquiring Fund Institutional Class Share, and (5) Acquiring Fund Investor Class Shares determined by dividing the Target Value attributable to the Target Investor Class Shares then outstanding by the NAV of an Acquiring Fund Investor Class Share, and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
B. The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

C. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
D. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.
E. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (e.g., the account for each Shareholder that holds Target A Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund A Class Shares due that Shareholder, the account for each Shareholder that holds Target C Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund C Class Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
F. After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 ‑‑ as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes ‑‑ but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith required by applicable law, and otherwise necessary and proper, to effect that termination.
G. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
H. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.
II. VALUATION
A. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information for the Funds (among other series) and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.
B. For purposes of paragraph 1.1(a), the NAV per share of Acquiring Fund Class Y Shares, Acquiring Fund Institutional Class Shares and Acquiring Fund Investor Class Shares shall be computed at the Valuation Time using the Valuation Procedures.  For purposes of paragraph 1.1(a), the NAV per share of Acquiring Fund Class A Shares and Acquiring Fund Class C Shares, which are newly created share classes, shall be established by the Trust’s management prior to the Closing.
C. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank and Trust Company, in its capacity as the Trust’s fund accounting agent, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.
III. CLOSING AND EFFECTIVE TIME
A. Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on November 16, 2018, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.
B. The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.
C. The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares, by class, each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.
3.4. The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders.
IV. CONDITIONS PRECEDENT
A. The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
1. At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
2. The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
3. At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
4. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business;  and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
5. Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended August 31, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended February 28, 2018, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;
6. Since August 31, 2017, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
7. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
8. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
9. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of Treas. Reg. § 1.368-1(d)(2)) without any changes made for purposes of satisfying Treas. Reg. § 1.368-1(d)(2);
10. As of the Approval Time at least 33⅓% of Target’s portfolio assets did meet, and at the Effective Time at least 33⅓% of Target’s portfolio assets will meet, Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), and prior to Target’s disposition of portfolio assets in anticipation of the Reorganization, at least 33⅓% of Target’s portfolio assets met Acquiring Fund’s Investment Criteria;

11. To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
12. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii)  other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
13. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
14. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
15. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and
16. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.
B. The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

1. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
2. The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
3. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;
4. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended June 30, 2018, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;
5. Since June 30, 2018, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund’s shares by its shareholders will not constitute a material adverse change;
6. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
7. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
8. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;
9. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
10. Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations); moreover, Acquiring Fund (2) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (3) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

11. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
13. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
14. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
15. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
16. Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and
17. Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.
C. The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of

1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment to the registration statement, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;
2. The value of the Acquiring Fund Shares each Shareholder receives will be equal to the value of its Target Shares it actually or constructively surrenders in exchange therefor;
3. The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
4. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
8. None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the

Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
9. Any expenses incurred by Target or on its behalf in connection with the Reorganization that are paid or assumed by the Manager or any other third party shall be  expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
10. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law;
11. Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
13. The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;
14. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
15. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and
16. The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(1) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);
(2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
V. EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  The Manager has agreed to waive fees payable by, and/or reimburse Reorganization Expenses of, Target pursuant to a separate agreement.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
VI. TERMINATION
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
VII. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.
VIII. MISCELLANEOUS
A. This Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
B. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
C. Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
D. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted August [   ], 2018

APPENDIX B

 OUTSTANDING SHARES AND OWNERSHIP OF SHARES
The table below shows the number of outstanding shares and outstanding dollar amounts of the Target Fund as of September 28, 2018.
Outstanding Shares	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon Flexible Bond Fund	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Dollar Amounts	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon Flexible Bond Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

The table below shows the number of outstanding shares and outstanding dollar amounts of the Acquiring Fund as of September 28, 2018.
Outstanding Shares	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon TwentyFour Strategic Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]
Outstanding Dollar Amounts	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon TwentyFour Strategic Income Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

As of September 28, 2018, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target Fund’s shares of each Class are set forth below:
Name and Address	No. of Shares Owned	% of Shares

As of September 28, 2018, the Acquiring Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Acquiring Fund’s shares of each Class are set forth below:
Name and Address	No. of Shares Owned	% of Shares

[As of September 28, 2018, the Officers and Trustees of the Trust, as a group, owned less than 1% any of the outstanding voting securities of the Target Fund and less than 1% any of the outstanding voting securities of the Acquiring Fund.]

B-1

APPENDIX C

 VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND
(References to the “Fund” in this Appendix C are to the Acquiring Fund)
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE’’), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.
Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
About Your Investment
Choosing Your Share Class
The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:
■	How long you expect to own the shares;
■	How much you intend to invest;
■	Total expenses associated with owning shares of each class;
■	Whether you qualify for any reduction or waiver of sales charges;
■	Whether you plan to take any distributions in the near future; and
■	Availability of share classes.
Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.
A Class Charges and Waivers
The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.
Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.55%
$250,000 but less than $500,000	2.25%	2.30%	1.65%
$500,000 but less than $1 million	1.75%	1.78%	1.25%
$1 million and above	0.00%	0.00%†	††

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
†† See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.
RID retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.
A Class Sales Charge Reductions and Waivers
A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Waiver of Sales Charges
There is no sales charge if you invest $1 million or more in A Class shares of the Fund.
Sales charges also may be waived for certain shareholders or transactions, such as:
■	The Manager or its affiliates;

■
Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreement with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■
Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■
Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).
The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.
Reduced Sales Charges
Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.
This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.
Dealer Concessions on A Class Purchases Without a Front-End Sales Charge
Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under “A Class Sales Charge Reductions and Waivers” are not eligible for dealer concessions on purchases of $1,000,000 or more.
Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
■             Uniform transfers or gifts to minor accounts (‘‘UTMA/UGMA'');
■	Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and
■             Coverdell Education Savings Accounts or qualified 529 plans.
A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.
You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.
If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund's transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.
Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.
A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.
Concurrent Purchases
You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.
Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.
CDSC— C Class Shares
If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.
How CDSCs will be Calculated
The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:
■ shares acquired by the reinvestment of dividends or other distributions;
■ other shares that are not subject to the CDSC;
■ shares held the longest during the holding period.
Waiver of CDSCs — A and C Class Shares
A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.
The CDSC may be waived if:

■             The redemption is due to a shareholder's death or post-purchase disability;
■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
■	The redemption is for a required minimum distribution from a traditional IRA after age 70 1/2;
■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;
■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
■             The redemption is to return excess contributions made to a retirement plan; or
■             The redemption is to return contributions made due to a mistake of fact.
Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).
In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Purchase and Redemption of Shares
Eligibility
The A Class, C Class, Y Class, Institutional Class and Investor Class shares offered in this Information Statement are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Information Statement are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.
Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund.
If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Information Statement. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment by Share Class
	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
Ultra	$350,000,000	$50	None

Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
The Manager may allow a reasonable period of time after opening a Y Class or Institutional Class account for the investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Opening an Account
You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund’s website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:
Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Information Statement and SAI.
The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.  The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be cancelled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.
The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Fund’s interfund credit facility, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.
Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases.  There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund.  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange of shares of another fund that has a CDSC.  However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.  Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.
If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, as noted above, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of over $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts).  Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:
• Your name/account registration
• Your account number
• Type of transaction requested

• Fund name and fund numbers
• Dollar amount or number of shares
Transactions for direct shareholders are conducted through:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:
■	ABA# 0110-0002-8; AC-9905-342-3,
■	Attn: American Beacon Funds
■	the fund name and fund number, and
■	shareholder account number and registration.
Share Class	New Account - Minimum Initial Investment Amount	Existing Account - Purchase/Redemption Minimum by check/ACH/Exchange	Existing Account - Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Redemption Proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,
■	for an account whose address has changed within the last 30 days if proceeds are sent by check, or
■
The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries
For certain share classes the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/ or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Information Statement.

General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.
Share Class	Account Balance
A	$2,500
C	$1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000
Ultra	$175,000,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A Signature Validation Program (‘‘SVP’’) stamp or notary stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.
The following policies apply to instructions you may provide to the Fund by telephone:
•
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.
The Fund reserves the right to:
•
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.
A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
•	Send a letter to American Beacon Funds via the United States Post Office,
•
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,

•	Access your account through the Fund’s secure web application,
•	Cashing checks that are received and are made payable to the owner of the account.
The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.
The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.
Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Information Statement. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:
■	shares acquired through the reinvestment of dividends and other distributions;
■	systematic purchases and redemptions;
■	shares redeemed to return excess IRA contributions; or
■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the

Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies, including any applicable redemption fees.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends and other distributions are sometimes referred to below collectively as “distributions”).  Different tax treatment applies to different types of distributions (as described in the table below).
The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.
■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
■
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.
If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the reduced rates for ordinary income contained in the Tax Cuts and Jobs Act enacted in December 2017 (“Act”).  The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain’’)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*  Whether reinvested or taken by check or in cash.
** Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.
To the extent distributions are attributable to net capital gain that the Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.
A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (“QDI”) and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”) (which was reduced by the Act), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.
The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares, other than the average basis method (the Fund’s default method), must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state, and local income taxes on an investment in the Fund.
Additional Information
The Fund’s Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Information Statement provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Information Statement nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Information Statement, the Statement of Additional Information or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Distribution and Service Plans
The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Fund.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
If you are interested in electronic delivery of the Fund’s summary prospectus and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Resource Center’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
Intermediary Sales Charge Discounts and Waivers
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.
A Class AND C Class Purchases Through Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in a Fund's prospectus or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■	Shares purchased by or through a 529 Plan.

■	Shares purchased through a Merrill Lynch affiliated investment advisory program.
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a "required minimum distribution" for IRAs and other retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Morgan Stanley
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

APPENDIX D

 FINANCIAL HIGHLIGHTS OF THE FUNDS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights with respect to the Target Fund has been derived from that Fund’s financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, included in the Target Fund’s Annual Report for the fiscal year ended August 31, 2017, and unaudited financial statements for the period ended February 28, 2018 included in the Target Fund’s Semi-Annual Report.  The information in the financial highlights with respect to the Acquiring Fund has been derived from that Fund’s financial statements audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Acquiring Fund’s Annual Report for the fiscal year ended June 30, 2018.  You may obtain each of these reports free upon request and on our website at www.americanbeaconfunds.com.
Information is not provided for A Class and C Class shares of the Acquiring Fund because those share classes had not commenced operations prior to the date of this Information Statement.
Acquiring Fund - American Beacon TwentyFour Strategic Income Fund

	Y Class
	Year Ended June 30, 2018	April 3, 2017A to June 30, 2017

Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income	0.46	0.11
Net gains (losses) on investments (both realized and unrealized)	(0.11)	0.14
Total income from investment operations	0.35	0.25
Less distributions:
Dividends from net investment income	(0.45)	–
Tax return of capitalB	–	(0.09)
Total distributions	(0.45)	(0.09)
Net asset value, end of period	$10.06	$10.16
Total returnC	3.49%	2.48	%D
Ratios and supplemental data:
Net assets, end of period	$22,277,957	$657,411
Ratios to average net assets:
Expenses, before reimbursements	1.78%	7.64	%E
Expenses, net of reimbursements	0.82%	0.82	%E
Net investment income (loss), before expense reimbursements	3.25%	(2.94	)%E
Net investment income, net of reimbursements	4.21%	3.88	%E
Portfolio turnover rate	135%	27	%F

A	Commencement of operations.
B	Return of capital is calculated based on outstanding shares at the time of distribution.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 3, 2017 through June 30, 2017 and is not annualized.

Acquiring Fund - American Beacon TwentyFour Strategic Income Fund

	Institutional Class
	Year Ended June 30, 2018	April 3, 2017A to June 30, 2017

Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations:
Net investment income	0.44	0.20
Net gains (losses) on investments (both realized and unrealized)	(0.09)	0.06
Total income from investment operations	0.35	0.26
Less distributions:
Dividends from net investment income	(0.45)	–
Tax return of capitalB	–	(0.09)
Total distributions	(0.45)	(0.09)
Net asset value, end of period	$10.07	$10.17
Total returnC	3.49%	2.58	%D
Ratios and supplemental data:
Net assets, end of period	$6,460,768	$102,562
Ratios to average net assets:
Expenses, before reimbursements	1.74%	9.14	%E
Expenses, net of reimbursements	0.72%	0.72	%E
Net investment income (loss), before expense reimbursements	3.22%	(3.68	)%E
Net investment income, net of reimbursements	4.24%	4.74	%E
Portfolio turnover rate	135%	27	%F

A	Commencement of operations.
B	Return of capital is calculated based on outstanding shares at the time of distribution.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 3, 2017 through June 30, 2017 and is not annualized.

Acquiring Fund - American Beacon TwentyFour Strategic Income Fund

	Investor Class
	Year Ended June 30, 2018	April 3, 2017A to June 30, 2017

Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.12)	0.11
Total income from investment operations	0.31	0.25
Less distributions:
Dividends from net investment income	(0.45)	–
Tax return of capitalB	–	(0.09)
Total distributions	(0.45)	(0.09)
Net asset value, end of period	$10.02	$10.16
Total returnC	3.09%	2.48	%D
Ratios and supplemental data:
Net assets, end of period	$1,271,611	$240,201
Ratios to average net assets:
Expenses, before reimbursements	2.16%	10.00	%E
Expenses, net of reimbursements	1.09%	1.09	%E
Net investment income (loss), before expense reimbursements	2.89%	(4.86	)%E
Net investment income, net of reimbursements	3.96%	4.06	%E
Portfolio turnover rate	135%	27	%F

A	Commencement of operations.
B	Return of capital is calculated based on outstanding shares at the time of distribution.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.

E	Annualized.
F	Portfolio turnover ate is for the period from April 3, 2017 through June 30, 2017 and is not annualized.

Target Fund - American Beacon Flexible Bond Fund

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
	(unaudited)
Net asset value, beginning of period	$9.76		$9.45		$9.72		$10.27	$10.16	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.11	B	(0.17)		0.02		0.12	0.10	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.67		0.11		(0.44)	0.21	(0.18)
Total income (loss) from investment operations	0.10		0.50		0.13		(0.32)	0.31	0.03
Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.33)		(0.23)	(0.13)	(0.22)
Distributions from net realized gains	–		–		–		–	(0.07)	(0.14)
Tax return of capital	–		(0.01	)C	(0.07	)C	–	–	–
Total distributions	(0.10)		(0.19)		(0.40)		(0.23)	(0.20)	(0.36)
Net asset value, end of period	$9.76		$9.76		$9.45		$9.72	$10.27	$10.16
Total returnE	1.03%	F	5.33%		1.49		(3.14)%	3.12%	0.16%
Ratios and supplemental data:
Net assets, end of period	$2,599,358		$5,480,382		$8,757,769		$15,190,886	$27,146,489	$41,376,389
Ratios to average net assets:
Expenses, before reimbursements	1.56%D		1.50%		1.52%		1.66%	1.68%	1.67%
Expenses, net of reimbursements	1.29%D		1.29%		1.29%		1.29%	1.38%	1.39%
Net investment income, before expense reimbursements	1.96%D		2.08%		2.31%		1.95%	1.10%	0.50%
Net investment income, net of reimbursements	2.23%D		2.29%		2.53%		2.32%	1.40%	0.79%
Portfolio turnover rate	149%F		258%		162%		492%	387%	112%

A
On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Per share amounts have been calculated using the average share method.
C	The tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Annualized.
E
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.

Target Fund - American Beacon Flexible Bond Fund

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
	(unaudited)
Net asset value, beginning of period	$9.75		$9.44		$9.69		$10.22	$10.11	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.07	B	(0.31)		(0.08)		0.07	0.02	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.73		0.14		(0.46)	0.22	(0.19)
Total income (loss) from investment operations	0.06		0.42		0.06		(0.39)	0.24	(0.05)
Less distributions:
Dividends from net investment income	(0.06)		(0.11)		(0.26)		(0.14)	(0.06)	(0.19)
Distributions from net realized gains	–		–		–		–	(0.07)	(0.14)
Tax return of capital	–		(0.00)	D	(0.05)	C	–	–	–
Total distributions	(0.06)		(0.11)		(0.31)		(0.14)	(0.13)	(0.33)
Net asset value, end of period	$9.75		$9.75		$9.44		$9.69	$10.22	$10.11
Total returnE	0.65%	F	4.53%		0.68%		(3.81)%	2.37%	(0.54)%
Ratios and supplemental data:
Net assets, end of period	$2,057,827		$2,218,460		$3,713,433		$7,133,191	$11,126,819	$15,291,798

Ratios to average net assets:
Expenses, before reimbursements	2.27%	G	2.24%	2.26%	2.40%	2.43%	2.43%
Expenses, net of reimbursements	2.04%	G	2.04%	2.04%	2.04%	2.13%	2.14%
Net investment income (loss), before expense reimbursements	1.32%	G	1.34%	1.55%	1.21%	0.35%	(0.24)%
Net investment income, net of reimbursements	1.55%	G	1.54%	1.77%	1.57%	0.66%	0.04%
Portfolio turnover rate	149%	F	258%	162%	492%	387%	112%

A
On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Per share amounts have been calculated using the average share method.
C	The tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.

Target Fund - American Beacon Flexible Bond Fund

	Y Class
	Six Months Ended February 28, 2018	Year Ended August 31, 2017	Year EndedA August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
	(unaudited)
Net asset value, beginning of period	$9.82	$9.50	$9.77	$10.33	$10.22	$10.51
Income (loss) from investment operations:
Net investment income	0.16	0.22	0.21	0.29	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.31	(0.04)	(0.58)	0.17	(0.15)
Total income (loss) from investment operations	0.11	0.53	0.17	(0.29)	0.35	0.07
Less distributions:
Dividends from net investment income	(0.11)	(0.20)	(0.37)	(0.27)	(0.17)	(0.22)
Distributions from net realized gains	–	–	–	–	(0.07)	(0.14)
Tax return of capital	–	(0.01)B	(0.07)B	–	–	–
Total distributions	(0.11)	(0.21)	(0.44)	(0.27)	(0.24)	(0.36)
Net asset value, end of period	$9.82	$9.82	$9.50	$9.77	$10.33	$10.22
Total returnD	1.11%E	5.67%	1.83%	(2.87)%	3.51%	0.58%
Ratios and supplemental data:
Net assets, end of period	$33,256,258	$29,763,479	$32,193,869	$44,284,677	$38,033,706	$39,897,599
Ratios to average net assets:
Expenses, before reimbursements	1.23%C	1.19%	1.19%	1.34%	1.29%	1.26%
Expenses, net of reimbursements	0.99%C	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income, before expense reimbursements	2.37C	2.40%	2.67%	2.33%	1.51%	0.91%
Net investment income, net of reimbursements	2.61%C	2.60%	2.86%	2.68%	1.81%	1.19%
Portfolio turnover rate	149%E	258%	162%	492%	387%	112%

A
On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Annualized.
D
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.

Target Fund - American Beacon Flexible Bond Fund

	Institutional Class
	Six Months Ended February 28, 2018	Year Ended August 31, 2017	Year EndedA August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
	(unaudited)
Net asset value, beginning of period	$9.83	$9.50	$9.77	$10.33	$10.21	$10.48

Income (loss) from investment operations:
Net investment income	0.12		0.24		0.22		0.29	0.21	0.34
Net gains (losses) on investments
(both realized and unrealized)	(0.00)	F	0.30		(0.04)		(0.57)	0.16	(0.24)
Total income (loss) from investment operations	0.12		0.54		0.18		(0.28)	0.37	0.10
Less distributions:
Dividends from net investment income	(0.11)		(0.20)		(0.37)		(0.28)	(0.18)	(0.23)
Distributions from net realized gains	–		–		–		–	(0.07)	(0.14)
Tax return of capital	–		(0.01)	B	(0.08)	B	–	–	–
Total distributions	(0.11)		(0.21)		(0.45)		(0.28)	(0.25)	(0.37)
Net asset value, end of period	$9.84		$9.83		$9.50		$9.77	$10.33	$10.21
Total returnC	1.22%	D	5.77%		1.94%		(2.79)%	3.70%	0.83%
Ratios and supplemental data:
Net assets, end of period	$82,410,236		$88,277,101		$93,936,262		$164,119,296	$177,201,454	$127,322,158
Ratios to average net assets:
Expenses, before reimbursements	1.15%	E	1.11%		1.13%		1.27%	1.24%	1.22%
Expenses, net of reimbursements	0.90%	E	0.90%		0.90%		0.90%	0.90%	0.90%
Net investment income, before
expense reimbursements	2.43%	E	2.49%		2.70%		2.37%	1.61%	0.84%
Net investment income, net of
reimbursements	2.68%	E	2.70%		2.93%		2.74%	1.94%	1.15%
Portfolio turnover rate	149%	D	258%		162%		492%	387%	112%

A
On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Amount represents less than $0.01 per share.

Target Fund - American Beacon Flexible Bond Fund

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
	(unaudited)
Net asset value, beginning of period	$9.81		$9.50		$9.76		$10.31	$10.21	$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.42		0.98		(1.27)		(0.33)	0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.32)		(0.48)		1.41		0.01	0.30	(0.13)
Total income (loss) from investment operations	0.10		0.50		0.14		(0.32)	0.32	0.05
Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.33)		(0.23)	(0.15)	(0.21)
Distributions from net realized gains	–		–		–		–	(0.07)	(0.14)
Tax return of capital	–		(0.01)	B	(0.07)	B	–	–	–
Total distributions	(0.10)		(0.19)		(0.40)		(0.23)	(0.22)	(0.35)
Net asset value, end of period	$9.81		$9.81		$9.50		$9.76	$10.31	$10.21
Total returnD	1.04%	E	5.36%		1.57%		(3.11)%	3.13%	0.38%
Ratios and supplemental data:
Net assets, end of period	$5,181,187		$4,242,206		$2,846,444		$7,560,586	$24,410,567	$56,015,406
Ratios to average net assets:
Expenses, before reimbursements	1.41%	C	1.38%		1.42%		1.51%	1.43%	1.54%
Expenses, net of reimbursements	1.27%	C	1.27%		1.27%		1.27%	1.27%	1.27%
Net investment income, before
expense reimbursements	2.20%	C	2.22%		2.39%		2.15%	1.34%	0.65%
Net investment income, net of
reimbursements	2.34%	C	2.33%		2.53%		2.38%	1.50%	0.92%
Portfolio turnover rate	149%	E	258%		162%		492%	387%	112%

A
On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Annualized.
D
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganization of
American Beacon Flexible Bond Fund
a series of American Beacon Funds

Into
American Beacon TwentyFour Strategic Income Fund
a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
October [  ], 2018

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
American Beacon Flexible Bond Fund	American Beacon TwentyFour Strategic Income Fund

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with, the Combined Information Statement and Prospectus (“Information Statement”) dated […], 2018, relating to the proposed reorganization of the American Beacon Flexible Bond Fund (“Target Fund”), a series of American Beacon Funds (the “Trust”) into the American Beacon TwentyFour Strategic Income Fund (“Acquiring Fund”), another series of the Trust (“Reorganization”).  The Reorganization provides for the transfer of all of the Target Fund’s assets to the Acquiring Fund, in exchange solely for shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  The Reorganization is to occur pursuant to a Plan of Reorganization and Termination.  The Reorganization is expected to take effect on or about November 16, 2018.
To obtain a copy of the Information Statement, please write to the Trust at the address set forth above, call 1-800-658-5811 (Institutional shareholders should call 1-800-967-9009) or visit our website at www.americanbeaconfunds.com. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Information Statement.

CONTENTS OF THE SAI

This SAI consists of the cover page, the information set forth below under “Pro Forma Financial Information” and the following documents, which are incorporated by reference into the SAI.  In other words, they are legally a part of the SAI:
1.
The Prospectus and Statement of Additional Information for the Target Fund, dated December 29, 2017 (Filed on December 22, 2017, Accession No. 0001133228-17-006934), as supplemented on March 1, 2018 (Accession No. 0000809593-18-000013), March 9, 2018 (Accession No. 0000809593-18-000017), and April 18, 2018 (Accession No. 0000809593-18-000019);

2.
The Prospectus and Statement of Additional Information for the Acquiring Fund, dated October 27, 2017 (Filed on October 23, 2017, Accession No. 0001133228-17-006171), as supplemented on February 28, 2018 (Accession No. 0000809593-18-000007);

3.
Annual Report to Shareholders of the Target Fund for the fiscal year ended August 31, 2017 (Filed on November 06, 2017, Accession No. 0001193125-17-334342) and Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended June 30, 2018 (Filed on August 29, 2018, Accession No. 0001193125-18-261930); and

4.
Semi-Annual Report to Shareholders of the Target Fund for the period ended February 28, 2018 (Filed on May 8, 2018, Accession No. 0001193125-18-155910) Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended December 31, 2017 (Filed on March 9, 2018, Accession No. 0001193125-18-077128), as amended on March 14, 2018 (Accession No. 0001193125-18-082344).

Target Fund’s and Acquiring Fund’s respective prospectuses, SAIs, and annual and semi-annual reports that are incorporated by reference above include information about other funds of the Trust that is not relevant to the Reorganization.  Please disregard that information.

PRO FORMA FINANCIAL INFORMATION

Set forth below is unaudited pro forma financial information demonstrating the effect of the Reorganization on the Target Fund and the Acquiring Fund as if the Reorganization had been completed and in effect for the 12 months ended June 30, 2018.  The Acquiring Fund will be the accounting survivor and its performance record and financial statements will survive the Reorganization.
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been completed and in effect for the 12 months ended June 30, 2018.  This pro forma financial information has been estimated in good faith based on information derived from the books and records used in calculating the daily net asset values of the Target Fund for the 6 month period ended February 28, 2018, on an annualized basis, and the Acquiring Fund for the 12 months ended June 30, 2018.  The pro forma financial information for the Target Fund also is reflected with adjustments for the reduction in the management fees paid by the Fund after September 30, 2018.  The unaudited pro forma financial information should be read in conjunction with the Information Statement and the historical financial statements of the Target Fund and the Acquiring Fund, which are on file with the SEC and available at no charge by calling 1 (800) 658-5811.
The purpose of the Reorganization is to combine two series of the Trust with similar investment objectives and investment strategies. Both the Target Fund and the Acquiring Fund are “diversified” funds within the meaning of the Investment Company Act of 1940, as amended.  The combined fund may  offer economies of scale that could lead to lower gross annual operating expenses and greater growth potential.
The Reorganization will be accomplished by the Target Fund transferring all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  Shareholders of the Target Fund will receive shares of the same class of the Acquiring Fund with the same aggregate value as their shares in the Target Fund immediately prior to the Reorganization.
The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders, or by the Acquiring Fund, as a direct result of the Reorganization. A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the closing of the Reorganization.  As of February 28, 2018, the Target Fund had unused capital loss carryforwards of $15.0 million.  After the Reorganization, there will be no restrictions on the Acquiring Fund’s ability to utilize the Target Fund’s capital loss carryforwards.
American Beacon Advisors, Inc. (“Manager”) serves as investment adviser and TwentyFour Asset Management (US) LP (“Sub-Advisor”) serves as the sub-advisor to both the Target Fund and the Acquiring Fund. On September 4, 2018, TwentyFour Asset Management (US) LP (“TwentyFour”) became a sub-advisor to the Target Fund.  At that time the other sub-advisors to the Target Fund began an orderly disposition of the Target Fund’s portfolio securities and transferred sales proceeds to TwentyFour in anticipation of TwentyFour assuming management responsibilities for the Target Fund’s entire portfolio. On September 28, 2018, TwentyFour became the sole subadvisor to the Target Fund.  This process is referred to herein as the “Transition.”
The Target Fund offers five classes of shares. A Class shares and C Class shares are subject to annual distribution and/or service (Rule 12b-1) fees of 0.25% of the average daily net assets of the A Class shares and 1.00% of the average daily assets of the C Class shares.  Institutional Class shares, Y Class shares, and Investor Class shares are not subject to any distribution and/or service (Rule 12b-1) fees. A Class shares and C Class shares are subject to annual shareholder service fees of up to 0.25% of average daily net assets of the respective Classes and Investor Class shares are subject to annual shareholder service fees of up to 0.375% of the average daily net assets of the Investor Class.
The Acquiring Fund offers six classes of shares.  The A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Acquiring Fund are identical to those of the Target Fund, except that the A Class shares of the Target Fund and Acquiring Fund pay different front-end sales loads.  The A Class and C Class shares of the Acquiring Fund were registered with the Securities and Exchange Commission, effective [         ], 2018.  The Ultra Class shares of the Acquiring Fund are not participating in the Reorganization.  The sales load schedule for A Class shares of the Target Fund is:

Amount of sale/account value	As a % of Offering Price	As a % of Investment
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%

$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and above	0.00%¥	0.00%¥
The sales load schedule for A Class shares of the Acquiring Fund is:

Amount of sale/account value	As a % of Offering Price	As a % of Investment
Less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1 million	1.75%	1.78%
$1 million and above	0.00%	0.00%¥

As of June 30, 2018, the net assets of the Target Fund and the Acquiring Fund were $122,464,119 and $39,124,558, respectively.
Each Fund pays management and sub-advisory fees equal to an annual percentage of its average daily net assets.  The Target Fund pays the Manager an annual management fee equal to 0.35% on the first $15 billion of the Target Fund’s average daily net assets, 0.325% on the next $15 billion and 0.30% on assets over $30 billion.  The Acquiring Fund pays the Manager an annual management fee equal to 0.35% on the first $5 billion, 0.325% on the next 5 billion, 0.30% on the next $10 billion and 0.275% on assets over $20 billion.  The Target Fund and the Acquiring Fund each pay the Sub-Advisor a fee  equal to 0.32% on the first $1 billion of the Fund’ average daily net assets and 0.27% on assets over $1 billion.

The Manager has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) in order to limit the net annual operating expenses of the Target Fund’s A Class, C Class, Institutional Class, Y Class, and Investor Class shares to 1.29%, 2.04%, 0.90%, 0.99%, and 1.27%, respectively, of the average daily net assets attributable to the class through October 28, 2019.

The Manager has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) in order to limit the net annual operating expenses of the Acquiring Fund’s A Class, C Class, Institutional Class, Y Class, and Investor Class shares to 1.12%, 1.87%, 0.72%, 0.82%, 1.09%, respectively, of the average daily net assets attributable to the class through October 28, 2019.

The Manager can be reimbursed by each Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (i) occurs within three years after the Manager’s own waiver or reimbursement and (ii) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
The following table identifies the various other service providers to the Funds. Each of these service providers has entered into an agreement with the Trust that governs the provision of services provided to the Funds.
Service Provider	Target Fund	Acquiring Fund
Advisor	AmBeacon	AmBeacon
Sub-advisor	TwentyFour	TwentyFour
Custodian	State Street Bank & Trust	State Street Bank & Trust
Administrator	AmBeacon	AmBeacon
Transfer Agent	DST Asset Manager Solutions, Inc.	DST Asset Manager Solutions, Inc.
Distributor	Resolute Investment Distributors, Inc.	Resolute Investment Distributors, Inc.
Legal Counsel	K & L Gates LLP	K & L Gates LLP
Auditors	Ernst & Young LLP	PricewaterhouseCoopers LLP

On a pro forma basis, using gross fees and expenses for the Target Fund without reflecting the impact of the Manager’s fee waiver agreement to limit net annual operating expenses of each class of shares of the Acquiring Fund until October 28, 2019, for the 12 months ended June 30, 2018, the Reorganization would have resulted in a decrease in other operating expenses (including management fees, transfer agents fees, custodian and accounting fees, legal and audit fees, and registration fees) by approximately $435,216.  No accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Manager will bear the direct costs of the Reorganization including the costs of preparing the Plan and the Information Statement.  Any indirect costs of the Reorganization will be paid by the Target Fund and the Acquiring Fund, respectively.  These costs, if any will be subject to each Fund’s fee waiver and expense reimbursement agreement.  As the operating expenses of both Funds subject to waiver or reimbursement currently exceed the expense cap limitations in the existing fee waiver and expense limitation agreements, it is expected that the Manager ultimately will bear the expenses of the Reorganization, which are estimated to be approximately $[…].

PART C.  OTHER INFORMATION
Item 15. Indemnification
See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), attached as Exhibit (a)(1) to Post-Effective Amendment No. 225 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2015, and (ii) the Amended and Restated Bylaws (the “Bylaws”), attached as Exhibit (b) to Post-Effective Amendment No. 310 to the Registration Statement filed with the SEC on February 28, 2018.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)
the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking;

(ii)	the Trust is insured against losses arising out of any such advance payments; or

(iii)   either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws.  This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a)  Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”):

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c)   The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d)   An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e)   The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   There are no third-party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute' s rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16.		Exhibits

(1)	(a)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225 to the Registration Statement, filed June 30, 2015

	(b)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 286 to the Registration Statement, filed March 30, 2017

(2)
Amended and Restated Bylaws, dated February 18, 2014, amended as of November 7, 2017, is incorporated by reference to Post-Effective Amendment No. 310 to the Registration Statement, filed February 28, 2018

(3)		Voting Trust Agreements – (not applicable)

(4)		Form of Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Information Statement and Prospectus)

(5)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(6)	(a)(i)
Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 258 to the Registration Statement, filed May 19, 2016

(a)(ii)
Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269 to the Registration Statement, filed December 23, 2016 (“PEA No. 269”)

(a)(iii)
Eighth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 27, 2017, is incorporated by reference to Post-Effective Amendment No. 313 to the Registration Statement, filed on April 25, 2018 (PEA No. 313”)

(b)(i)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated April 3, 2017, is incorporated by reference to Post-Effective Amendment No. 286 to the Registration Statement, filed March 30, 2017

(7)	(a)
Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated  March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312 to the Registration Statement, filed March 28, 2018 (“PEA No. 312”)

(b)
Amendment to the Distribution Agreement  among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated  March 1, 2018, is incorporated by reference to PEA No. 312

(8)		Bonus, profit sharing or pension plans – (none)

(9)	(a)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed February 26, 1998 (“PEA No. 24”)

	(b)	Amended and Restated Schedule D to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 28, 2017, is incorporated by reference to PEA No. 313

(10)	(a)(i)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement, filed May 17, 2010

(a)(ii)
Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated August 22, 2018, is incorporated by reference to Post-Effective Amendment No. 318 to the Registration Statement, filed August 29, 2018 (“PEA No. 318”)

	(b)(i)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, filed June 15, 2010

	(b)(ii)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated August 22, 2018, is incorporated by reference to PEA No. 318

	(c)	Amended and Restated Plan Pursuant to Rule 18f-3, dated November 4, 2016, is incorporated by reference to PEA No. 269

(11)		Opinion of Counsel as to the Legality of Shares Being Registered – (filed herewith)

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)		Other Material Contracts

	(a)(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

(a)(ii)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement, filed February 28, 2003

(a)(iii)
Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, filed March 1, 2007

	(a)(iv)	Amendment to Transfer Agency and Service Agreement, dated January 24, 2017, is incorporated by reference to Post-Effective Amendment No. 278 to the Registration Statement, filed February 28, 2017

	(a)(v)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298 to the Registration Statement, filed September 15, 2017

(a)(vi)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to Post-Effective Amendment No. 303 to the Registration Statement, filed September 15, 2017

(a)(vii)
Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc. dated September 5, 2017, is incorporated by reference to PEA No. 313

(b)(i)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement, filed December 30, 2010 (“PEA No. 97”)

(b)(ii)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97

(b)(iii)
Third Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed February 2, 2012

(b)(iv)
Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to Post-Effective Amendment No. 166 to the Registration Statement, filed September 20, 2013

(b)(v)
Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to Post-Effective Amendment No. 203 to the Registration Statement, filed August 20, 2014

(b)(vi)
Ninth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 11, 2016, is incorporated by reference to PEA No. 269

(b)(vii)
Tenth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 22, 2017, is incorporated by reference to Post-Effective Amendment No.291 to the Registration Statement, filed May 26, 2017

(c)
Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement, filed August 3, 2009

(d)(i)
Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, filed March 16, 2010

	(d)(ii)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated August 22, 2018, is incorporated by reference to PEA No. 318

	(e)(i)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, filed June 15, 2010

	(e)(ii)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated August 22, 2018, is incorporated by reference to PEA No. 318

(f)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, American Beacon Alpha Quant Value Fund, American Beacon ARK Transformational Innovation Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 22, 2018, is incorporated by reference to PEA No. 318

(14)	(a)	Consent of Independent Registered Public Accounting Firm for American Beacon TwentyFour Strategic Income Fund – (filed herewith)

	(b)	Consent of Independent Registered Public Accounting Firm for American Beacon Flexible Bond Fund – (filed herewith)

(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)

(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits – (none)

Item 17. Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 31st day of August, 2018.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr. Gene L. Needles, Jr. President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	August 31, 2018
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 31, 2018
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	August 31, 2018
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	August 31, 2018
Joseph B. Armes

Gerard J. Arpey*	Trustee	August 31, 2018
Gerard J. Arpey

Brenda A. Cline*	Trustee	August 31, 2018
Brenda A. Cline

Eugene J. Duffy*	Trustee	August 31, 2018
Eugene J. Duffy

Alan D. Feld*	Trustee	August 31, 2018
Alan D. Feld

Claudia A. Holz*	Trustee	August 31, 2018
Claudia A. Holz

Douglas A. Lindgren*	Trustee	August 31, 2018
Douglas A. Lindgren

Richard A. Massman*	Chairman and Trustee	August 31, 2018
Richard A. Massman

Barbara J. McKenna*	Trustee	August 31, 2018
Barbara J. McKenna

R. Gerald Turner*	Trustee	August 31, 2018
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
99.(11)	Opinion of Counsel as to the Legality of Shares Being Registered
99.(14)(a)	Consent of Independent Registered Public Accounting Firm for American Beacon TwentyFour Strategic Income Fund
99.(14)(b)	Consent of Independent Registered Public Accounting Firm for American Beacon Flexible Bond Fund
99.(16)	Powers of Attorney